As filed with the Securities and Exchange Commission on April 29, 2008

                                                              File No. 333-69365
                                                               File No. 811-9165

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 17                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                             Amendment No. 19                                [X]

                            KELMOORE STRATEGIC TRUST
               (Exact Name of Registrant as Specified on Charter)

                        2465 E. Bayshore Road, Suite 300
                           Palo Alto, California 94303
          (Address of Principal Executive Offices, including Zip Code)

                                 (800) 486-3717
                         (Registrant's Telephone Number)

                             Ralph Kelmon, President
                            Kelmoore Strategic Trust
                        2465 E. Bayshore Road, Suite 300
                           Palo Alto, California 94303
           (Name and Address of Agent for Service, including Zip Code)

                                   Copies to:

                             Robert Robertson, Esq.
                                   Dechert LLP
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842

It is proposed that this filing will become effective (check appropriate box).

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 2008 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                            Kelmoore Strategic Trust

                                    [Graphic]

                                   Prospectus

                            Kelmoore Strategy(R) Fund
                         Kelmoore Strategy(R) Eagle Fund
                        Kelmoore Strategy(R) Liberty Fund

                             -----------------------


                                   MAY 1, 2008


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    Contents


WHAT ARE THE FUNDS?                                                                                             1
------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND                                                                                       1
------------------------------------------------------------------------------------------------------------------------
                                      What is Kelmoore Strategy(R) Fund's Investment Objective?                 1
                                      What is Kelmoore Strategy(R) Fund's Principal Strategy?                   1
                                      What are Kelmoore Strategy(R) Fund's Principal Risks?                     2
                                      Who may want to invest in Kelmoore Strategy(R) Fund?                      3

KELMOORE STRATEGY(R) EAGLE FUND                                                                                 4
------------------------------------------------------------------------------------------------------------------------
                                      What is Kelmoore Strategy(R) Eagle Fund's Investment Objective?           4
                                      What is Kelmoore Strategy(R) Eagle Fund's Principal Strategy?             4
                                      What are Kelmoore Strategy(R) Eagle Fund's Principal Risks?               5
                                      Who may want to invest in Kelmoore Strategy(R) Eagle Fund?                7

KELMOORE STRATEGY(R) LIBERTY FUND                                                                               7
------------------------------------------------------------------------------------------------------------------------
                                      What are Kelmoore Strategy(R) Liberty Fund's Investment Objectives?       7
                                      What is Kelmoore Strategy(R) Liberty Fund's Principal Strategy?           7
                                      What are Kelmoore Strategy(R) Liberty Fund's Principal Risks?             9
                                      Who may want to invest in Kelmoore Strategy(R) Liberty Fund?             10
RISK/RETURN BAR CHARTS AND TABLES                                                                              10
------------------------------------------------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS                                                                                 14
------------------------------------------------------------------------------------------------------------------------
                                      Shareholder Fees                                                         14
                                      Annual Fund Operating Expenses                                           14
                                      Example                                                                  15
INVESTMENT OBJECTIVES AND PRINCIPAL
STRATEGIES                                                                                                     15
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS                                                                                                18
------------------------------------------------------------------------------------------------------------------------
SECONDARY STRATEGIES                                                                                           20
------------------------------------------------------------------------------------------------------------------------
SECONDARY RISK                                                                                                 20
------------------------------------------------------------------------------------------------------------------------
TRANSACTION COSTS                                                                                              21
------------------------------------------------------------------------------------------------------------------------
POLICY REGARDING DISCLOSURE OF                                                                                 21
PORTFOLIO HOLDINGS
------------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS                                                                                        21
------------------------------------------------------------------------------------------------------------------------

                                      Investment Adviser and Broker                                            21

                                      Portfolio Managers                                                       22

                                      Brokerage Commissions                                                    22
YOUR INVESTMENT                                                                                                24
------------------------------------------------------------------------------------------------------------------------
                                      How to Buy Shares                                                        24
                                      How to Sell Your Shares                                                  32
TRANSACTION POLICIES                                                                                           33
------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                                                           35
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                                                        36
------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                                           39
------------------------------------------------------------------------------------------------------------------------
PRIVACY NOTICE                                                                                                 46
------------------------------------------------------------------------------------------------------------------------
FOR MORE INFORMATION                                                                                        BACK COVER
------------------------------------------------------------------------------------------------------------------------
                                      Shareholder Reports                                                   BACK COVER
                                      Statement of Additional Information                                   BACK COVER

SUMMARY

WHAT ARE THE FUNDS?

      Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund (each, a "Fund" and collectively, the "Funds") are each series of Kelmoore Strategic Trust, an open-end management investment company, commonly known as a mutual fund. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

KELMOORE STRATEGY(R) FUND

WHAT IS KELMOORE STRATEGY(R) FUND'S INVESTMENT OBJECTIVE?

      The Fund's investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) FUND'S PRINCIPAL STRATEGY?

      The principal strategy of Kelmoore Strategy(R) Fund is to purchase the common stocks of a limited number of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large-cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.

      When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

      To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the International Securities Exchange ("ISE") and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

      Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations, and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

      The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments. The Adviser currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.


      The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:


      o considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services
      o     have strong financial fundamentals
      o     are widely-held and have a high daily trading volume
      o     are multi-national corporations

WHAT ARE KELMOORE STRATEGY(R) FUND'S PRINCIPAL RISKS?

      As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

      RISKS OF INVESTING IN STOCKS:

      o non-diversification risk, which is the risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund
      o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions
      o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market
      o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
      o consumer goods sector risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
      o manufacturing sector risks, including the risk that economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
      o natural resources sector risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock
      o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

      RISKS OF WRITING COVERED CALL OPTIONS:

      o     risk of limiting gains on stocks in a rising market
      o     risk of unanticipated exercise of the option
      o     lack of a liquid options market
      o     less transparency in the options markets than the equity markets
      o     decreases in option premiums

      OTHER PRINCIPAL RISKS

      o lack of liquidity in connection with purchases and sales of portfolio securities
      o relatively higher transaction costs due to the Fund's stock and options trading strategy
      o forced liquidation of securities underlying written options, which causes increased transaction expenses
      o     loss of part or all of your money invested in the Fund
      o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) FUND?

      Kelmoore Strategy(R) Fund may be appropriate for you if you:
      o can accept the risks of investing in a portfolio of common stocks and covered call options
      o can tolerate performance that may vary substantially from year to year

      o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption
      o     have a longer-term investment horizon
      o are seeking equity risk mitigation through a covered call option hedging strategy
      o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments - please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate

      You should NOT invest in the Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) EAGLE FUND

WHAT IS KELMOORE STRATEGY(R) EAGLE FUND'S INVESTMENT OBJECTIVE?

      The Fund's investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL STRATEGY?

      The principal strategy of Kelmoore Strategy(R) Eagle Fund is to purchase the common stocks of a limited number of mid- and large-cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of mid- and large-cap leaders in Technology, Communications, and Financial Services. In addition, the Fund may from time to time purchase a mid- or large-cap stock, not in the market sectors noted above, if particularly attractive options may be sold against the stock.

      When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.

      To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the ISE and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

      Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund, based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations, and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

      The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments. The Adviser currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.


      The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:


      o considered to be leading edge companies, which are companies that offer new, innovative, or superior products or services
      o     have a commanding or dominant marketing position
      o     are widely-held and have a high daily trading volume
      o     have strong financial fundamentals
      o have a higher volatility than the stocks selected by Kelmoore Strategy(R) Fund

WHAT ARE KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL RISKS?

      As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

      RISKS OF INVESTING IN STOCKS:

      o non-diversification risk, which is the risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund
      o enhanced stock market risk as compared with Kelmoore Strategy(R) Fund, which is the risk that the price of the securities owned by the Fund may fall to a greater degree than the less volatile stocks held by Kelmoore Strategy(R) Fund due to changing economic, political or market conditions
      o enhanced selection risk as compared with Kelmoore Strategy(R) Fund, which is the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole, or certain sectors of the stock market, more substantially than will the stocks or sectors selected by Kelmoore Strategy(R) Fund because Kelmoore Strategy(R) Eagle Fund generally invests in companies in fewer sectors with relatively higher volatility as compared to Kelmoore Strategy(R) Fund
      o mid-cap risk, which is the risk that returns from mid-cap stocks selected by the Fund may underperform the stock market as a whole or certain sectors of the stock market, since mid-cap stocks have historically been more volatile in price than large cap stocks
      o financial risk, or the risk that the stock issuer may file bankruptcy proceedings or be acquired on unfavorable terms to the shareholders
      o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock
      o communications sector risks, including the risk that government regulation, failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences, or rapid obsolescence may reduce the value of an issuer's stock
      o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock

      RISKS OF WRITING COVERED CALL OPTIONS:

      o     risk of limiting gains on stocks in a rising market
      o     risk of unanticipated exercise of the option
      o     lack of a liquid options market
      o     less transparency in the options markets than the equity markets
      o     decreases in option premiums

      OTHER PRINCIPAL RISKS:

      o lack of liquidity in connection with purchases and sales of portfolio securities
      o relatively higher transaction costs due to the Fund's stock and options trading strategy
      o forced liquidation of securities underlying the written options, which causes increased transaction expenses

      o     loss of part or all of your money invested in the Fund
      o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) EAGLE FUND?

      Kelmoore Strategy(R) Eagle Fund may be appropriate for you if you:

      o can accept the risks of investing in a portfolio of common stocks and covered call options
      o can tolerate performance that may vary substantially from year to year
      o can accept wide variation in the value of the Fund's shares, which could cause a capital loss upon redemption
      o     have a longer-term investment horizon
      o are seeking equity risk mitigation through a covered call option hedging strategy
      o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments - please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate

      You should NOT invest in this Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

KELMOORE STRATEGY(R) LIBERTY FUND

WHAT ARE KELMOORE STRATEGY(R) LIBERTY FUND'S INVESTMENT OBJECTIVES?

      The Fund's primary investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. The Fund's secondary investment objective is capital preservation from buying put options. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objectives. These investment objectives may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL STRATEGY?

      The principal strategy of Kelmoore Strategy(R) Liberty Fund is to purchase the common stocks of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources, and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.


      When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


      To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the ISE and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

      Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund, based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

      The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments. The Adviser currently intends to utilize approximately 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily, and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.

      The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

      o considered to be industry leading edge companies, which are companies that offer new, innovative, or superior products or services
      o     are widely-held and have a high daily trading volume

      o     have strong financial fundamentals
      o have a lower volatility than the stocks selected by Kelmoore Strategy(R) Fund and Kelmoore Strategy(R) Eagle Fund

WHAT ARE KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL RISKS?

      As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

      RISKS OF INVESTING IN STOCKS:

      o non-diversification risk, which is the risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund
      o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions
      o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market
      o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
      o consumer goods sector risks, including the risk that government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
      o manufacturing sector risks, including the risk that economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
      o natural resources sector risks, including the risk that international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock
      o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

      RISKS OF WRITING COVERED CALL OPTIONS:

      o     risk of limiting gains on stocks in a rising market
      o     risk of unanticipated exercise of the option
      o     lack of a liquid options market
      o     less transparency in the options markets than the equity markets
      o     decreases in option premiums

      OTHER PRINCIPAL RISKS:

      o lack of liquidity in connection with purchases and sales of portfolio securities
      o relatively higher transaction costs due to the Fund's stock and options trading strategy

      o forced liquidation of securities underlying written options, which causes increased transaction expenses
      o     loss of part or all of your money invested in the Fund
      o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) LIBERTY FUND?

      Kelmoore Strategy(R) Liberty Fund may be appropriate for you if you:

      o can accept the risks of investing in a portfolio of common stocks and covered call options
      o can tolerate performance that may vary substantially from year to year
      o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption
      o     have a longer-term investment horizon
      o are seeking equity risk mitigation through a covered call option hedging strategy
      o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments - please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate

      You should NOT invest in this Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

RISK/RETURN BAR CHARTS AND TABLES

      The bar charts and tables that follow provide an indication of the risks of investing in Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund by showing changes in each Fund's performance from year to year (since each Fund commenced operations), and by showing how each Fund's average annual returns for one-year, five-years and the life of the Fund compare to those of certain broad based benchmarks. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar charts and the tables. Without those fee waivers and expense reimbursements, each Fund's performance would have been lower. Sales loads and account fees are not reflected in the bar charts; if they were, returns would be less than shown. The figures in the tables assume reinvestment of all dividends and distributions. The performance calculations in the tables reflect the deduction of the maximum sales charges and annual Fund operating expenses. How a Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                            Kelmoore Strategy(R) Fund

                        (As of 12/31 for Class C shares)


                               [INSERT BAR CHART]

-----------------------------------------------------------------------
  2000      2001      2002     2003     2004     2005    2006    2007
-----------------------------------------------------------------------
(15.08)%  (13.74)%  (24.69)%  20.43%   (2.93)%  2.33%   7.18%   (0.46)%
-----------------------------------------------------------------------


Since inception (May 3, 1999), the highest calendar quarter total return for Class C shares of the Fund was 14.11% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (21.47)% (quarter ended September 30, 2001).


                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/07

                                                                  1 YEAR         5 YEARS       SINCE INCEPTION
                                                                  --------------------------------------------
Kelmoore Strategy(R) Fund - Class A1 Returns Before Taxes          (5.19)%          4.57%            (3.16)%
Standard & Poor's 100 Index(2)                                      3.82%           9.04%             0.47%
Chicago Board Options Exchange BuyWrite Monthly Index(2)            6.61%          10.24%             5.18%

Kelmoore Strategy(R) Fund - Class C(3) Returns Before Taxes        (0.46)%          5.00%            (2.90)%
Return After Taxes on Distributions(4),(5),(6)                     (5.02)%          2.31%            (5.88)%
Return After Taxes on Distributions and Redemptions(4),(5),(6)     (0.23)%          2.74%            (3.93)%
Standard & Poor's 100 Index(2)                                      3.82%           9.04%             0.47%
Chicago Board Options Exchange BuyWrite Monthly Index(2)            6.61%          10.24%             5.21%


(1) INCEPTION DATE OCTOBER 25, 1999.

(2) THE STANDARD & POOR'S 100 INDEX ("S&P 100") AND CHICAGO BOARD OPTIONS EXCHANGE BUYWRITE MONTHLY INDEX ("CBOE") ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.
(3) INCEPTION DATE MAY 3, 1999.
(4) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(5) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(6) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

                         Kelmoore Strategy(R) Eagle FunD

                        (As of 12/31 for Class C shares)


                               [INSERT BAR CHART]

-----------------------------------------------------------------
  2001      2002     2003     2004     2005      2006      2007
-----------------------------------------------------------------
(15.08)%  (30.92)%  34.51%   5.59%   (3.69)%   (3.00)%   (6.35)%
-----------------------------------------------------------------


Since inception (June 29, 2000), the highest calendar quarter total return for Class C shares of the Fund was 38.64% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (35.70)% (quarter ended March 31, 2001).


                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/07

                                                                                          SINCE
                                                                     1 YEAR   5 YEARS   INCEPTION
                                                                     ----------------------------
Kelmoore Strategy(R) Eagle Fund - Class A(1) Returns Before Taxes    (10.88)%    4.16%    (13.54)%
Kelmoore Strategy(R) Eagle Fund - Class C(1) Returns Before Taxes     (6.35)%    4.44%    (13.52)%
Return After Taxes on Distributions(2),(3),(4)                       (13.01)%    0.63%    (16.63)%
Return After Taxes on Distributions and Redemptions(2),(3),(4)        (3.28)%    1.83%    (11.49)%

NASDAQ Composite Index(5)                                              9.81%    14.71%     (5.22)%
Chicago Board Options Exchange BuyWrite Monthly Index(5)               6.61%    10.24%      4.27%


(1) INCEPTION DATE JUNE 29, 2000.
(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(5) THE NASDAQ COMPOSITE INDEX (THE "NASDAQ") AND CBOE ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

                        Kelmoore Strategy(R) Liberty FunD

                        (As of 12/31 for Class C shares)


                               [INSERT BAR CHART]

------------------------------------------------------------
  2001      2002     2003     2004    2005     2006    2007
------------------------------------------------------------
(10.66)%  (23.03)%  19.04%   1.86%   (2.30)%  9.13%   0.98%
------------------------------------------------------------


Since inception (December 26, 2000), the highest calendar quarter total return for Class C shares of the Fund was 18.45% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (22.58)% (quarter ended June 30, 2002).


                                PERFORMANCE TABLE
                   Average Annual Total Returns as of 12/31/07

                                                                                            SINCE
                                                                     1 YEAR    5 YEARS    INCEPTION
                                                                     ------------------------------
Kelmoore Strategy(R) Liberty Fund - Class A(1) Returns Before Taxes   (3.88)%     5.07%     (1.61)%
Kelmoore Strategy(R) Liberty Fund - Class C(1) Returns Before Taxes    0.98%      5.48%     (1.53)%
Return After Taxes on Distributions(2),(3),(4)                        (2.44)%     3.15%     (4.05)%
Return After Taxes on Distributions and Redemptions(2),(3),(4)          1.08%      3.38%     (2.72)%

Standard & Poor's 100 Index(5)                                         3.82%      9.04%      0.47%
Chicago Board Options Exchange BuyWrite Monthly Index(5)               6.61%     10.24%      4.36%


(1) INCEPTION DATE DECEMBER 26, 2000.
(2) THE FUND OFFERS MORE THAN ONE CLASS OF SHARES. AFTER-TAX RETURNS ARE SHOWN FOR ONLY CLASS C SHARES AND AFTER-TAX RETURNS FOR CLASS A SHARES WILL VARY.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES.
(4) ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION, MAY DIFFER FROM THOSE SHOWN, AND ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.
(5) THE S&P 100 AND CBOE ARE UNMANAGED INDICES AND THE PERFORMANCE OF AN INDEX ASSUMES NO TRANSACTION COSTS, TAXES, MANAGEMENT FEES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

FEES AND EXPENSES OF THE FUNDS


      The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of a Fund. Transaction costs, including the brokerage commissions paid by the Funds to Kelmoore or to other brokers, are treated as costs of acquiring or disposing of assets and thus are not reflected in the expense tables below or in the Funds' overall expense ratios. In addition to the management fees paid to Kelmoore, during the fiscal year ended December 31, 2007, the Funds paid total brokerage commissions amounting to $1,135,845 of which $ 866,752 was paid to Kelmoore. Further information regarding the brokerage commissions paid by the Funds to Kelmoore is contained herein under the heading "Management of the Funds-Brokerage Commissions" and in the Funds' Statement of Additional Information, which is available upon request, under the heading "Brokerage."

                                                    KELMOORE STRATEGY(R)   KELMOORE STRATEGY(R)   KELMOORE STRATEGY(R)
                                                            FUND               EAGLE FUND             LIBERTY FUND
SHAREHOLDER FEES (fees paid directly from your       Class A    Class C     Class A    Class C     Class A    Class C
investment):
=======================================================================================================================
   Maximum Sales Charge (Load) imposed on
   Purchases (as a percentage of offering price)    5.50%(1)    None       5.50%(1)   None         5.50%(1)   None
-----------------------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)             1.00%(2)    None       1.00%(2)   None         1.00%(2)   None
-----------------------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on
   Reinvested Dividends                             None        None       None       None         None       None
-----------------------------------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount
   redeemed)*                                       None        None       None       None         None       None
-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from Fund assets):
=======================================================================================================================
   Management Fees                                  1.00%       1.00%      1.00%      1.00%        1.00%      1.00%
-----------------------------------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees            0.25%       1.00%      0.25%      1.00%        0.25%      1.00%
-----------------------------------------------------------------------------------------------------------------------
   Other Expenses                                   0.98%       0.98%      0.93%      0.93%        1.11%      1.11%
-----------------------------------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(4)          2.23%       2.98%      2.18%      2.93%        2.36%      3.11%
-----------------------------------------------------------------------------------------------------------------------
Less Fee Reduction and/or Expense Reimbursement
   or Plus Recoupment of Previous Waivers(5)        0.02%       0.02%      0.00%      0.00%       (0.11)%    (0.11)%
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses(6)                                  2.25%       3.00%      2.18%      2.93%        2.25%      3.00%
-----------------------------------------------------------------------------------------------------------------------


* If you redeem your shares by wire transfer, the Funds' transfer agent charges a fee (currently $9.00) per wire redemption. Purchases and redemptions not made directly through the Funds' principal distributor may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.
(1) Reduced for purchases of $50,000 and over. See "Your Investment - How to Buy Shares" for more information.
(2) There is no front-end sales charge on certain purchases of $1 million or more. However, a Contingent Deferred Sales Charge ("CDSC") of 1.00% of the lesser of the purchase price or the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase. See "Your Investment - How to Buy Shares" for more information.
(3) Transaction costs, including the brokerage commissions paid by the Funds to Kelmoore as broker, are not treated as "expenses" but rather as "capital costs," and, therefore, are not reflected.


(4) Gross fees and expenses that would have been incurred by the Kelmoore Strategy Liberty Fund for the fiscal year ended December 31, 2007 if the Adviser had not waived any fees and/or reimbursed expenses.
(5) The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses as determined under generally accepted accounting principles and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2009, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares of each Fund (the "Expense Limitation"). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.
(6) Additionally, the Adviser voluntarily waived a portion of its investment advisory fee charged to the Kelmoore Strategy Fund and the Kelmoore Strategy Eagle Fund in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. This waiver was a reimbursement to the Funds of the cost savings realized by the Adviser from the decrease in execution costs that were a component of the brokerage commissions paid to the Adviser by the Funds during the period July 1, 2003 through December 31, 2004. Please refer to the Financial Highlights for additional information. The amounts waived in connection with the voluntary waiver may not be recouped by the Adviser. For additional information, see "Management of the Funds - Brokerage Commissions."

EXAMPLE


      This example is designed so that you may compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the Fund for the time periods indicated;
o     With respect to Class A, the maximum sales charge is imposed;
o     You redeem all of your shares at the end of each time period;
o     Your investment has a hypothetical 5% return each year;
o All distributions are reinvested without the imposition of the maximum sales charge; and
o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

      The example is for comparison purposes only. Actual return and expenses will be different, and each Fund's performance and expenses may be higher or lower. Based on these assumptions, your costs for each Fund would be:


-----------------------------------------------------------------------------------------------------------
           KELMOORE STRATEGY(R) FUND   KELMOORE STRATEGY(R) EAGLE FUND   KELMOORE STRATEGY(R) LIBERTY FUND
-----------------------------------------------------------------------------------------------------------
           Class A         Class C     Class A               Class C     Class A                 Class C
-----------------------------------------------------------------------------------------------------------
1 year     $   766         $   303     $   759               $   296     $   766                 $   303
-----------------------------------------------------------------------------------------------------------
3 years    $ 1,211         $   923     $ 1,195               $   907     $ 1,236                 $   949
-----------------------------------------------------------------------------------------------------------
5 years    $ 1,681         $ 1,569     $ 1,655               $ 1,543     $ 1,732                 $ 1,621
-----------------------------------------------------------------------------------------------------------
10 years   $ 2,975         $ 3,300     $ 2,925               $ 3,252     $ 3,090                 $ 3,413
-----------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

      The investment objective of each of the Kelmoore Strategy(R) Fund ("Strategy Fund"), Kelmoore Strategy(R) Eagle Fund ("Eagle Fund") and Kelmoore Strategy(R) Liberty Fund ("Liberty Fund") is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. To generate option premiums, each Fund purchases the common stocks of a limited number of companies and thereafter considers whether, when, and at what price and duration to write covered call options on these stocks. As the options are exercised, expire or are closed out and the proceeds or underlying stock become available for reinvestment or cover, the Funds repeat the process.

THE FUNDAMENTALS OF SELLING (WRITING) COVERED CALL OPTIONS

      THE FUND SELLS THE COVERED CALL OPTION

      Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund typically owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

      THE FUND COLLECTS A PREMIUM

      For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

      IF THE COVERED CALL OPTION IS EXERCISED

      The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

      IF THE COVERED CALL OPTION EXPIRES

      If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised or b) the stock is sold because it no longer meets the Adviser's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

      IF THE COVERED CALL OPTION IS CLOSED OUT

      To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

      OTHER FEATURES

      The call options sold by a Fund are listed and traded on one or more domestic securities exchanges and are issued by the Options Clearing Corporation ("OCC"). If a dividend is declared on stock underlying a covered call option sold by a Fund, the dividend is paid to the Fund and not the owner of the call option.

      To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser seeks, when practical, to enter into closing purchase transactions before the call options the Fund sells are exercised in order to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

FLEX OPTIONS

      The Funds may sell covered Flexible EXchange(R) Options (FLEX Options), which are issued and guaranteed by the OCC. FLEX Options are equity options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance a Fund's investment strategies and investment objectives, providing the Adviser with enhanced operational efficiency to offset or alter positions before expiration of the option.

PURCHASING PUT OPTIONS

      The Adviser acquires put options in an effort to protect the Funds from a significant market decline in a short period of time. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease.

FUTURE DEVELOPMENTS IN OPTIONS

      The Funds may take advantage of opportunities in the area of options that are not currently available but that may be developed to the extent that such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

ADDITIONAL INFORMATION FOR EACH FUND

      To decrease the risks of volatile or reduced premiums for the Strategy Fund, the Adviser seeks to select underlying common stocks of larger companies that have high trading volumes and less price volatility than the stocks selected by the Eagle Fund. To reduce stock selection risk, the Adviser selects companies that the Adviser generally believes are considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

      For the Eagle Fund, the Adviser seeks to select underlying common stocks of high growth companies that have high trading volumes, increased volatility and a greater price fluctuation than the stocks held by the Strategy Fund. To reduce stock selection risk, the Adviser selects stocks that the Adviser believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across three industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

      For the Liberty Fund, the Adviser seeks to select underlying common stocks of larger companies that have high trading volumes and less volatility and price fluctuation than the stocks held by the Strategy Fund and the Eagle Fund. To reduce stock selection risk, the Adviser selects stocks that the Adviser believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

TEMPORARY DEFENSIVE POSITION

      A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. An example of a defensive investment position would be the purchase of cash equivalents.

PRINCIPAL RISKS

INVESTING IN EQUITY SECURITIES

      Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which each Fund invests, and therefore each Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by a Fund will under perform the stock market or certain sectors of the market.

SELLING (WRITING) COVERED CALL OPTIONS

      When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

      There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Funds incur commission expenses when selling call options.

PURCHASING PUT OPTIONS

      When a Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, a Fund may not own any put options, resulting in increased risk during a market decline.

LACK OF LIQUIDITY

      A Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Adviser generally seeks to hold the underlying stocks in a Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER


      The portfolio turnover of a Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could negatively impact a Fund's performance. For the fiscal year ended December 31, 2007, the portfolio turnover rates for the Strategy Fund, Eagle Fund and Liberty Funds were 192.50%, 191.35% and 212.79%, respectively. In periods of high market volatility, a Fund is more likely to have calls exercised, which can result in a significant increase in a Fund's portfolio turnover.


TAX CONSEQUENCES

      Each Fund expects to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to the Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors. Transactions involving the disposition of a Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

LACK OF DIVERSIFICATION

      Each Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund may provide less stable investment returns than a diversified fund investing in generally the same type of securities. The non-diversified status provides greater discretion to the Adviser to enter into larger positions with respect to individual investments. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

      Each Fund's non-diversified status provides valuable flexibility for each Fund to invest in advantageous investment opportunities. This investment strategy is expected to ultimately enhance each Fund's total return. The Adviser wants each Fund to be a substantial owner of high caliber companies when the stock prices are reasonable as well as to be able to sell a position due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Being non-diversified permits each Fund to have larger positions in certain issuers from time to time. Because each Fund is permitted to concentrate a larger percentage of its assets in relatively fewer common stocks, the overall volatility of each Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of a Fund's concentrated positions will have a greater impact on the net asset value of that Fund since those concentrated positions represent a larger component of that Fund's assets.

SECONDARY STRATEGIES

THE FUNDAMENTALS OF SELLING (WRITING) SECURED PUT OPTIONS

      THE FUND SELLS THE SECURED PUT OPTION

      By selling a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the Fund may be assigned an exercise notice by the seller. The exercise notice requires the Fund to take delivery of the underlying security against payment of the exercise price. The put option is "secured" because the Fund places cash, U.S. Government securities or other highly liquid assets with a value equal to the exercise price of the put in a segregated account with the Fund's custodian. The segregated account is adjusted daily to reflect the current value of the put option. The Funds do not sell uncovered or "naked" options.

      THE FUND COLLECTS A PREMIUM

      For the right to sell the underlying security to the Fund at the strike price, the buyer of a put option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price or the option.

      IF THE SECURED PUT OPTION IS EXERCISED

      The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to buy the underlying stock at the exercise price. Options are normally exercised on or before the expiration date if the market price of the stock drops below the exercise price of the option.

      IF THE SECURED PUT OPTION EXPIRES

      If a secured put option expires unexercised, the Fund will realize a gain equal to the amount of the premium it received for the option. If the market price of the stock exceeds the exercise price, the put option will likely expire without being exercised.

      IF THE SECURED PUT OPTION IS CLOSED OUT

      To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

      OTHER FEATURES

      The put options sold by the Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC.

SECONDARY RISK

SELLING (WRITING) SECURED PUT OPTIONS

         When a Fund sells secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. While a Fund receives a premium for selling the put option, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. The purchaser of the put option may exercise the put at any time during the option period (the time between when the put is sold and when it expires). A Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

      There is no assurance that a liquid market will be available at all times for a Fund to sell put options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling put options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. A Fund incurs commission expenses when selling put options.

TRANSACTION COSTS

      Because the Funds will engage in the sale and purchase of options contracts on a regular basis, the brokerage commissions paid by the Funds may be significantly greater than brokerage commissions paid by a similarly sized mutual fund that does not engage in options trading.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

      A description of the Funds' policy regarding disclosure of the Funds' portfolio holdings can be found in the Funds' Statement of Additional Information and on the Funds' website at WWW.KELMOORE.COM.

MANAGEMENT OF THE FUNDS

      INVESTMENT ADVISER AND BROKER


      Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") serves as the investment adviser to each Fund and is responsible for the selection and ongoing monitoring and discretionary investment management of the securities and options positions in each Fund's investment portfolio. A discussion regarding the basis for the Board of Trustees' most recent approval of the Investment Advisory Agreement between the Adviser and the Funds will be available in the semi-annual report to shareholders dated June 30, 2008. The Adviser is a registered investment adviser and broker-dealer. Because of Kelmoore's risk management skills and strategy in executing options on each security purchased, the Adviser intends to place substantially all transactions in both stock and options with Kelmoore in its capacity as a registered broker-dealer. The Adviser was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Adviser offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds, each of which may employ a similar investment strategy to that of the Funds. The Adviser's principal address is 2465 East Bayshore Road, Suite 300, Palo Alto, California 94303.

      Each Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. After fee waivers, the Adviser was paid fees at the following effective fee rates based on average daily net assets for the fiscal year ended December 31, 2007: Strategy Fund, 1.00%; Eagle Fund 1.00%; and Liberty Fund, 0.91%. The advisory fee is separate from, and in addition to, brokerage commissions paid by the Funds to Kelmoore in its capacity as broker, as discussed below.

         The Adviser has contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2009, so that the total ordinary operating expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares for each of the Funds. Additionally, for the Eagle Fund's and the Liberty Fund's initial fiscal year ended February 28, 2001, the

Adviser voluntarily agreed to waive its fee and reimburse ordinary operating expenses so that each Fund's annual total ordinary operating expenses would not exceed 2.25% for Class A shares and 3.00% for Class C shares. Expenses that are not included in this expense limitation include extraordinary expenses as determined under generally accepted accounting principles and, to avoid any conflict of interest or appearance thereof, fees and expenses of the Independent Trustees. Each waiver and reimbursement described above is subject to recoupment by the Adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the Adviser would not cause total operating expenses to exceed any current expense limitation. The Adviser has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, to the extent such expenses cause a Fund to exceed the expense cap discussed above, subject to recoupment described above. For the fiscal year ended December 31, 2007, the Adviser waived advisory fees of $5,366 and $42,362 payable from the Eagle Fund and Liberty Fund, respectively. In addition, for the fiscal year ended December 31, 2007, the Adviser recouped $20,072 of previously waived or reimbursed expenses related to the Strategy Fund.

      PORTFOLIO MANAGERS

      Ralph Kelmon and Ron Puccinelli are the Funds' portfolio managers. Mr. Kelmon, Chairman, Chief Investment Officer and Chief Executive Officer of the Adviser, co-founded Kelmoore to execute the personalized investment strategies he developed over a distinguished career in the securities industry. Mr. Kelmon is considered an industry expert in options trading and has participated extensively in training other brokers, as well as giving expert testimony in court cases involving options. He has been affiliated with national brokerage houses including Smith Barney, Harris Upham, E.F. Hutton and Prudential Securities.

      Mr. Puccinelli, Portfolio Manager, joined Kelmoore in 2003. Prior to joining Kelmoore, he was a Financial Advisor for Morgan Stanley working with high net worth individuals. While at Morgan Stanley, he specialized in using individual equities for long term growth and retirement planning. Mr. Puccinelli has been active in the equity and options market for 15 years. During this time he has developed an acute understanding of the many different options strategies to help investors regulate their risk level. Currently, Mr. Puccinelli is responsible for managing the separately managed accounts at the Adviser and co-manages the Funds. The Statement of Additional Information provides additional information about Mr. Kelmon and Mr. Puccinelli's compensation, other accounts managed, and their ownership of securities in each Fund.


      BROKERAGE COMMISSIONS

      Kelmoore provides both investment advisory and brokerage services to the Funds. Each Fund, through Kelmoore as Adviser, places substantially all of its brokerage transactions, both in stocks and options, through Kelmoore's brokerage trading operations. Kelmoore, acting as a broker, is a member of the ISE, a leading electronic trading market for options, and directly executes a substantial portion of the Funds' brokerage transactions through ISE or other market centers accessible to Kelmoore, such as ECNs, third party trading platforms and alternative trading networks. The Funds pay Kelmoore brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Funds to Kelmoore for advisory services. As the level of stock trading or option writing increases, the level of commissions paid by each Fund to Kelmoore increases.

         The commissions paid to Kelmoore are regularly reviewed and approved by the Independent Trustees of the Funds in accordance with Rule 17e-1 under the 1940 Act. Since Kelmoore receives compensation based on the number of shares and option contracts traded, there is an incentive for Kelmoore to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by each Fund to Kelmoore also increases. The amount of such commissions is substantial when compared with such charges for other funds because of the Funds' options and securities trading strategy. Nonetheless, with respect to each of the Strategy, Eagle and Liberty Funds, the number of covered call options written at any time is limited to the value of the stock positions in the Fund's portfolio, which are used to cover or secure those options. These limits may mitigate the effect of Kelmoore's incentive to effect transactions for the Fund to which they apply.


      Kelmoore manages all aspects of each Fund's options trading strategy through monitoring of trading markets. In addition to serving as portfolio managers for each Fund, Ralph Kelmon and Ron Puccinelli are primarily responsible for overseeing and implementing the brokerage services provided by Kelmoore to the Funds. The Board of Trustees believes that Kelmoore's extensive knowledge base and securities trading experience as a broker are essential to maximizing each Fund's options premiums while mitigating risk of losses. In addition to executing brokerage transactions for the Funds internally, Kelmoore also may direct, in its discretion, a portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when, in Kelmoore's judgment, the market centers accessible to Kelmoore lack sufficient liquidity and transparency for best execution.


      Kelmoore has reduced its options commissions substantially on two occasions since the end of 2004. Since early November, 2005, Kelmoore's commission charges to the Funds have been $0.60 per options contract for transactions placed on ISE. On trades Kelmoore executes on ISE, Kelmoore charges each Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Funds are charged $0.60 per contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore charges the Funds $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses the services of an unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

      On January 18, 2007, Kelmoore agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission ("SEC") alleging violations of federal securities laws with respect to certain matters related to the brokerage commissions historically charged by Kelmoore in connection with the execution of options transactions for the Funds and the disclosures concerning these commissions. The SEC alleged certain understatements of total fees Kelmoore charged for managing the Funds (SEC Release IA-2581, Administrative Proceeding File No. 3-12541, Jan. 18, 2007). During the relevant time period, Kelmoore served as both the investment adviser and broker-dealer for the Trust. The settlement involves, among other things:
(i) findings by the SEC that Kelmoore violated certain federal securities laws;
(ii) a cease and desist order against Kelmoore; (iii) a censure of Kelmoore;
(iv) Kelmoore's undertaking to hire for fiscal year 2006, at its expense, an Independent Consultant not unacceptable to the SEC to: (1) conduct a review at year-end of the advisory fees and options commissions charged to comparable funds and to make a report with recommendations thereafter on Kelmoore's policies, procedures, and practices for pricing its advisory fees and options commissions; and (2) review Kelmoore's compliance with relevant rules and regulations governing commissions and fees including, among other things, brokerage best execution obligations; and (v) payment by Kelmoore of a civil penalty in the amount of $100,000. A copy of the SEC's order in this matter may be found at WWW.KELMOORE.COM.


      The Independent Trustees of the Funds also cooperated with the SEC Staff's investigation by voluntarily providing documents and testimony, and conducted their own review of the issues involved in the investigation. The Independent Trustees requested, and Kelmoore agreed to reimburse the Funds, the amount of $1,737,672 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $803,080, $852,330 and $82,262, respectively) plus interest of $155,190 (payable to the Strategy Fund, Eagle Fund, and Liberty Fund in the amount of $71,722, $76,121, and $7,347, respectively), representing the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by these Funds during the period July 1, 2003 through December 31, 2004. As of December 31, 2007, Kelmoore had fully reimbursed each Fund.

YOUR INVESTMENT


HOW TO BUY SHARES

      You can purchase shares of the Funds through broker-dealers, directly through the Adviser, or through the Automatic Investment Plan. Shares of the Funds are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS
--------------------------------------------------------------------------------
Minimum initial investment:                               $1,000
Minimum additional investments:                           $   50

MULTIPLE CLASSES

      The Trust offers both Class A and Class C shares of the Funds. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment, your election to take distributions as cash or to have them reinvested into additional shares and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.

CLASS A SHARES - DISTRIBUTION PLAN

      The Board of Trustees, on behalf of each Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

         The distribution plan for Class A shares permits each Fund to reimburse the Funds' distributor an annual fee not to exceed 0.25% of the average daily net assets attributable to the Class A shares of each Fund.

CLASS A SHARES- FRONT END SALES CHARGE

      Sales of Class A shares of each Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

CLASS A SHARES -
FRONT-END SALES CHARGE

-------------------------------------------------------------------------------------------
                                                       Approximate
                                     Percentage of     Percentage of   Percentage of Dealer
Amount of Single Transaction        Offering Price   Amount Invested         Concession
-------------------------------------------------------------------------------------------
Less than $50,000                        5.50%            5.82%                5.00%
-------------------------------------------------------------------------------------------
$50,000 but less than $100,000           4.75%            4.99%                4.25%
-------------------------------------------------------------------------------------------
$100,000 but less than $250,000          4.00%            4.17%                3.50%
-------------------------------------------------------------------------------------------
$250,000 but less than $500,000          3.25%            3.36%                2.75%
-------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.50%            2.56%                2.00%
-------------------------------------------------------------------------------------------
$1,000,000 or more*                      0.00%            0.00%                0.00%
-------------------------------------------------------------------------------------------

* You may purchase Class A Shares at net asset value if your purchase is at least $1,000,000 and you make your purchase through a selected dealer who has executed a dealer agreement with Kelmoore. Kelmoore may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 12 months of your purchase, you will pay a Contingent Deferred Sales Charge on the redeemed shares in an amount not to exceed 1.00% of the lesser of net asset value of those shares at the time of purchase or redemption.

      Shares acquired as a result of reinvestment of distributions are not subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%.

      The distributor may pay a dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession depends on which class of shares you choose and may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell Fund shares subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

CLASS A SHARES - REDUCED SALES CHARGES

      You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer, PFPC Inc., as transfer agent ("PFPC"), or the Fund. Certain transactions in Class A shares may be made at net asset value as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Fund). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund regarding eligibility for these privileges. Stated differently, investors must identify to the Funds, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper "breakpoint" discounts.

      In order for a Fund to identify its accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund with the applicable account numbers. For purposes of identifying all other Fund accounts you or your registered representative must provide the Fund with either the applicable account numbers or the applicable tax identification numbers.

RIGHT OF ACCUMULATION

      You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of that Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, PFPC, or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

LETTER OF INTENT

      You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.

SALES AT NET ASSET VALUE

         Each Fund may sell Class A shares at net asset value (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the

Adviser; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (5) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients;
(6) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds. Information regarding sales charges imposed by the Funds is available at the Funds' website at WWW.KELMOORE.COM.

ADDITIONAL COMPENSATION PAYABLE TO FINANCIAL INTERMEDIARIES

      Kelmoore, at its expense without additional cost to the Funds or their shareholders, currently provides additional compensation to certain financial intermediaries, including broker-dealers and other financial institutions or organizations through which the Funds' shares are sold or held (collectively, "financial intermediaries"). These payments may be made, at the discretion of Kelmoore, to financial intermediaries for distributing the Funds' shares or for providing shareholder recordkeeping and similar administrative services with respect to a Fund and/or its shareholders. The level of payments made to a financial intermediary may vary. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available a Fund over other mutual funds or other investment products. You may ask your financial intermediary questions about how it is compensated for administering your Fund investment.

CLASS C SHARES

      Sales of the Funds' Class C shares are not subject to a front-end sales charge. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the distributor. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher expenses than Class A shares. Currently, the distributor pays the 12b-1 fee to selected dealers.

CLASS C SHARES - DISTRIBUTION PLAN

      The Board of Trustees, on behalf of each Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

      The distribution plan for Class C shares permits each Fund to reimburse the Fund's distributor an annual fee not to exceed 0.75% of the average daily net assets of each Fund's Class C shares. In addition, the distribution plan for Class C shares permits each Fund to reimburse the distributor for payments to dealers or others via an annual service fee not to exceed 0.25% of the average daily net assets of each Fund's Class C shares.

TO OPEN AN ACCOUNT

BY MAIL

      o     Complete the application.

      o     Mail the application and your check to:

            Kelmoore Strategic Trust

            c/o PFPC Inc.

            P.O. Box 9790

            Providence, RI 02940-9790

      o     If you are mailing via overnight courier:

            Kelmoore Strategic Trust

            c/o PFPC Inc.

            101 Sabin Street

            Pawtucket, RI 02860-1427

      o     Please make your check payable to the appropriate Fund.

      o     Please make sure your check is for at least $1,000.

BY WIRE

      o To make a same-day wire investment, call toll-free (877) 328-9456 by 4:00 p.m. Eastern time. An account number will be assigned to you.

      o     Call your bank with instructions to transmit funds to:

            PNC Bank

            Pittsburgh, PA

            ABA No: 031000053

            FFC Account Number: 8606905927

            Attn: [Name and Class of Fund]

            Kelmoore Fund Account Name

            Kelmoore Fund Account Number

      o     Your bank may charge a wire fee.

      o     Please make sure your wire is for at least $1,000.

      o Mail your completed application to PFPC at the address under TO OPEN AN ACCOUNT - By Mail.

TO ADD TO AN ACCOUNT

BY MAIL

      o Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

            Kelmoore Strategic Trust

            c/o PFPC Inc.

            P.O. Box 9790

            Providence, RI 02940-9790

      o     If you are mailing via overnight courier:

            Kelmoore Strategic Trust

            c/o PFPC Inc.

            101 Sabin Street

            Pawtucket, RI 02860-1427

      o     Please make your check payable to the appropriate Fund.

      o     Please make sure your additional investment is for at least $50.

BY WIRE

      o Call toll-free (877) 328-9456. The wire must be received by 4:00 p.m. Eastern time for same day processing.

      o     Call your bank with instructions under TO OPEN AN ACCOUNT - By Wire.

      o     Your bank may charge a wire fee.

      o     Please make sure your wire is for at least $50.

AUTOMATIC INVESTMENT PLAN

      You may open an automatic investment plan account with a $100 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Trust at (877) 328-9456 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Trust may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at (877) 328-9456.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE

      Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

      You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Trust may alter, modify or terminate this purchase option at any time.

EXCHANGE PRIVILEGE

      You may exchange shares of a particular class of a Fund only for shares of the same class of another Kelmoore Fund. For example, you can exchange Class A shares of the Strategy Fund for Class A shares of the Eagle or Liberty Funds. Shares of the Fund selected for exchange must be available for sale in your state of residence. You should carefully read the prospectus disclosure regarding the Fund into which you would like to exchange before making an exchange decision involving that Fund. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

PURCHASE PRICE

      Class C shares of the Funds are sold at the net asset value ("NAV") next determined after receipt of the request in good order. Class A shares of the Funds are sold at the offering price, which is the NAV next determined after the request is received in good order plus a sales charge of up to 5.50%.

REINVESTMENT PRIVILEGE FOR CLASS A SHARES

      For a period of 60 days after you sell Class A shares of a Kelmoore Fund, you may reinvest your redemption proceeds in Class A shares of the same Fund at NAV. You, your broker, or your financial adviser must notify the Funds' transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Trust may require documentation to support your eligibility.

RIGHTS RESERVED BY THE TRUST

      The Trust reserves the right to:

      o     reject any purchase order

      o     suspend the offering of shares

      o     vary the initial and subsequent investment minimums

      o     waive the minimum investment requirement for any investor

MARKET TIMING AND FREQUENT TRADING POLICY

      The Trust does not accommodate frequent purchases and redemptions of Fund shares, often referred to as "market timing," and asks the broker-dealers with selling agency agreements with the Funds ("financial intermediaries") that offer the Funds for cooperation in discouraging such trading activity. As a shareholder in the Funds, you are subject to this policy. The Trust intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser such trading may not be in the best interests of a Fund and its shareholders. This market timing trading policy applies whether the transactions relate to an exchange or to a new investment. The Board of Trustees has adopted the following policies and procedures to discourage market timing.

      MONITORING FOR MARKET TIMING AND FREQUENT TRADING ACTIVITY

      The Trust currently monitors cash flows and seeks the cooperation of financial intermediaries to assist the Trust in identifying potential market timing activity. Although these methods require judgments that are inherently subjective and involve some selectivity in their application, the Trust seeks to make judgments and applications that are consistent with the best interests of each Fund's shareholders. There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the Funds. Despite the Trust's efforts, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by financial intermediaries, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity. Instances where potential market timing activity may not be identified or deterred by the Trust include where trading activity involves a relatively small value of shares or where the activity does not fit a pattern of trading recognized by the Adviser as indicative of market timing activity. Where market timing activity is identified by the Adviser and is determined to be detrimental to the applicable Fund, the Adviser in its judgment will apply the potential responses to such activity, as discussed below, based on the relevant facts and circumstances.

      CONSEQUENCES OF MARKET TIMING AND FREQUENT TRADING

      If information regarding trading activity (directly or involving financial intermediaries) in any Fund is brought to the attention of the Adviser AND based on that information and/or other factors, the Adviser or its agents, in their sole discretion, conclude that such trading may be detrimental to the Trust, the Trust may temporarily or permanently bar future purchases into the Fund. Alternatively, the Trust, in coordination with the financial intermediaries, may seek to limit the amount, number or frequency of any future purchases by investors or intermediaries suspected of engaging in market timing activity, and/or may limit the method by which the person or financial intermediary may request future purchases and redemptions (including purchases and/or redemptions by exchange or transfer).

      Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction or administrative costs and taxes and/or adversely impact Fund performance.

      The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely impact the interests of the Trust or its shareholders. Any such restrictions will under normal circumstances be determined within one business day of such transaction being submitted to the Trust.


      While the policies and procedures described above have been adopted to attempt to detect and limit frequent or disruptive trading, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. New regulatory requirements that became effective in 2007 may enable the Funds to obtain better information on trading activity in omnibus account arrangements. However, there can be no assurance that these regulations will enable the Funds to identify all such frequent trading.


CUSTOMER IDENTIFICATION PROGRAM

      Record owners of the Trust are the shareholders who own shares of the Funds. The Trust has a verification process for new accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When a shareholder opens an account, the Trust's transfer agent will ask for their name, address, and other information that will allow for their identification. This information will be verified to ensure the identity of all persons opening an account.

      No purchase of any Fund shares for an account will be completed until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the NAV per share next calculated.

      The Trust may reject a new account application if the shareholder does not provide any required or requested identifying information or for other reasons.

      The Trust may refuse, cancel, or rescind any purchase order; freeze any account; suspend account services; and/or involuntarily redeem the account if the Trust thinks that the account is being used for fraudulent or illegal purposes by the shareholder. One or more of these actions will be taken when, at the sole discretion of the Trust, they are deemed to be in a Fund's best interest or when the Trust is requested or compelled to do so by governmental authority or by applicable law.

      The Trust may close and liquidate an account if the transfer agent is unable to verify provided information, or for other reasons. If the Trust decides to close an account, the Fund's shares will be redeemed at the NAV per share next calculated after the Trust determines to close the account. The shareholder may be subject to gain or loss on the redemption of the Fund shares, and the shareholder may incur tax liability.

YOUR INVESTMENT - HOW TO SELL YOUR SHARES

      You may "redeem," that is, sell your shares, on any day the New York Stock Exchange ("NYSE") is open, either directly through the distributor or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by PFPC.

BY MAIL

      To redeem your shares by mail, write a letter of instruction that includes:

      o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

      o Include all signatures and any additional documents that may be required.

      o     Mail your request to:
            Kelmoore Strategic Trust
            c/o PFPC Inc.
            P.O. Box 9790
            Providence, RI 02940-9790

      o     If you are mailing via overnight courier:
            Kelmoore Strategic Trust
            c/o PFPC Inc.
            101 Sabin Street
            Pawtucket, RI 02860-1427

      o A check will be mailed to the name(s) and address in which the account is registered within seven days.

      o The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

      o The Fund requires a medallion signature guarantee if the address of record has changed within the past 30 days.

BY TELEPHONE

      To redeem your shares by telephone, call toll-free (877) 328-9456. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the account application. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Trust and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Trust or PFPC.

BY WIRE

      In the case of redemption proceeds that are wired to a bank, the Trust transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Trust and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

SYSTEMATIC WITHDRAWAL PLAN

      Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (877) 328-9456 to request a form to start the Systematic Withdrawal Plan.

SELLING RECENTLY PURCHASED SHARES

      If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Trust reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Trust may require that a subsequent request be submitted.

LATE TRADING

      Late Trading is the practice of buying or selling fund shares at the closing price after a fund's NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Trust has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS

      All requests received in good order by PFPC or authorized dealers of Fund shares before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

STOCK EXCHANGE CLOSINGS

      The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.


DETERMINATION OF NAV

      The NAV for each Fund is calculated as of the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting liabilities, and then dividing that figure by the number of outstanding shares. Each Fund's investments are valued based on market value. A Fund will use the fair value of a security as determined in accordance with procedures adopted by the Board of Trustees if market quotations are unavailable or deemed by the Adviser to be unreliable in accordance with the Funds' procedures, such as if the primary market for a portfolio security suspends or limits trading or price movements of the security, or if events occurring after the close of a securities market and before a Fund values its assets would materially affect its NAV. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Since the Funds generally purchase highly liquid equity securities trading on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures.


INVESTMENTS THROUGH NOMINEES

      If you invest through a nominee, such as a broker-dealer or financial adviser (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees if you purchase or redeem shares of the Funds directly through the Funds' principal distributor, Kelmoore Investment Company, Inc.

REDEMPTION POLICIES

      Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays,
(2) the SEC has by order permitted such suspension for the protection of the Funds' shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect a Fund's operations. Large redemptions are considered to exceed the lesser of $250,000 or 1% of each Fund's assets.

ACCOUNT MINIMUM

      You must keep at least $1,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), we may redeem your shares and send you a check for the redemption proceeds.

MEDALLION SIGNATURE GUARANTEES

      The Trust may require additional documentation, or signature guarantees, on any redemption over $50,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. When the Trust requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Trust's shareholder servicing group toll-free (877) 328-9456 for further information on obtaining a proper signature guarantee.

OTHER DOCUMENTS

      Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Trust's shareholder servicing group toll-free at (877) 328-9456.

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

      YOUR ACCOUNT

      If you have questions about your account, including purchases, redemptions, and distributions, call the Trust's shareholder servicing group from Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll-free
(877) 328-9456.

      THE FUNDS

      If you have questions about the Trust, call toll-free (877) 328-9456 Monday through Friday from 9:00 a.m. to 5:00 p.m. Pacific time.

ACCOUNT STATEMENTS

      The Funds provide you with these helpful services and information about your account:

      o     a confirmation statement after every transaction;

      o quarterly account statements reflecting transactions made during the quarter;

      o an annual account statement reflecting all transactions for the year;

      o tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and

      o financial statements with a summary of portfolio composition and performance, which will be mailed at least twice a year.

      The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS

      To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or, if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies within thirty days after receiving your request.


INTERNET ACCESS


      You may access information about the Funds and your account through the Funds' Internet site at HTTP://WWW.KELMOORE.COM. To obtain an initial password for Internet access, please call toll-free (877) 328-9456.

INTEGRATED VOICE RESPONSE SYSTEM

      You may obtain access to account information by calling toll-free (877) 328-9456. The system provides share price and price change information for each Fund and gives account balances, information on the most recent transactions and allows sales of shares.

RETIREMENT PLANS

      Fund shares are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling toll-free (877) 328-9456.


DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

      Each Fund seeks to pay monthly distributions, if practicable based on available cash and projected cash flow, from (a) net investment income and (b) realized short-term capital gains from equity holdings and option premiums. The Fund may distribute only a portion of available cash in order to pay distributions in future months. The Fund will not make a monthly distribution if it (i) does not have available cash from net investment income or short-term capital gains or (ii) believes the distribution may result in a return of capital. Monthly distributions are not guaranteed.

      Each Fund distributes annually in December substantially all of its net realized long-term capital gains, if any.

      While a Fund does not intend to return capital, market and other variables may negate realized gains and therefore result in distributions characterized as a return of capital. Return of capital, while providing cash flow to shareholders, does not represent income or gains that a Fund earns. In the past, a significant portion of the Funds' monthly distributions included a return of capital.


      Unless you elect otherwise, all dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by a Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.

TAXES

      Each Fund intends to qualify as a regulated investment company. Qualification as a regulated investment company allows each Fund to avoid paying federal income tax on the portion of its income and capital gains that it distributes to its shareholders.

      Assuming a Fund qualifies as a regulated investment company and satisfies certain other annual distribution requirements, distributions paid by the Fund generally will have the following federal income tax consequences to you:

            o Distributions from any net investment income and net short-term capital gains will be taxable as ordinary income

            o Distributions from net long-term capital gains, if any, will be taxable as long-term capital gain

            o Certain distributions paid in January will be taxable as if they had been paid in the previous December

            o Distributions may also be subject to state, local, foreign, or other taxes

      Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

            o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%

            o Note that certain distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends

            o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate

            o Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer

      If a Fund makes a distribution that is not from its current or accumulated earnings and profits, you will have a "return of capital." Such distributions are not subject to federal income tax, but reduce your tax basis in your Fund shares.

      Due to the nature of each Fund's principal investment strategy, each Fund anticipates that a majority of its distributions will be distributions from net short-term capital gain, which will be taxable to shareholders as ordinary income. Accordingly, an investment in the Fund may not be appropriate for you if you are seeking primarily distributions of long-term capital gains. In addition, as noted above, from time to time a portion of a Fund's distributions may represent a return of capital.

      If you purchase shares shortly before the record date for a distribution, a portion of your investment will be returned to you as a taxable distribution. Accordingly, you should consider the tax implications of investing in Fund shares just prior to a distribution.

      Upon a redemption or sale of Fund shares, you will generally be required to recognize a gain or loss, which will be measured by the difference between your adjusted basis in the shares redeemed or sold and the proceeds received from such redemption or sale. Any such gain or loss will be a capital gain or loss if you held the shares as a capital asset at the time of redemption or sale. This gain or loss will generally be a long-term capital gain or loss if you held the shares for more than one-year; otherwise such gain or loss will generally be a short-term capital gain or loss.

      After the end of each calendar year, you will receive a statement (Form
1099) of the federal income tax status of any Fund's distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

      As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

      The foregoing is a brief summary of some of the material federal income tax consequences of an investment in the Funds. For a more detailed summary of the material federal income tax consequences of an investment in the Funds, including a discussion of the requirements for qualifying as a regulated investment company and the consequences to the Funds of investing in options, see "Taxes" in the Statement of Additional Information. You should consult your own tax adviser to determine the federal, state, local, and foreign tax consequences of an investment in the Funds in light of your particular circumstances.

FINANCIAL HIGHLIGHTS


      The financial highlights table is intended to help you understand the financial performance of the Class C and Class A shares of each Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the year ended December 31, 2007 was audited by KPMG LLP. The information for periods prior to 2007 has been audited by PricewaterhouseCoopers LLP. The Funds' 2007 financial statements are included in the Annual Report, which is available upon request.

      The Funds effected a 1-for-10 reverse stock split on February 18, 2005. The purpose of the reverse split was to increase the net asset value of each Fund and thus allow the Funds to be margined within a brokerage account, and to improve the accuracy by which transactions are processed by reducing the amount of rounding error inherent in the share price and calculation thereof. The per share data has been retroactively restated to reflect the split.


      Each Fund's fiscal year-end changed from February 28 to December 31, effective December 31, 2005.

                       KELMOORE STRATEGY(R) FUND - CLASS C

      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                                              Ten Months
                                               Year Ended     Year Ended        Ended       Year Ended    Year Ended     Year Ended
                                              December 31,   December 31,    December 31,  February 28,   February 29,  February 28,
                                                 2007            2006           2005*          2005          2004           2003
NET ASSET VALUE, BEGINNING OF PERIOD           $ 28.19        $  30.30        $  32.01       $ 38.90       $  34.30       $ 48.30
                                              --------------------------------------------------------------------------------------
   Income/(loss) from investment
   operations:
      Net investment income/(loss)               (0.39)          (0.49)          (0.23)         0.14          (0.40)        (0.70)
      Net realized and unrealized
         gain/(loss) on investments               0.35            2.36            1.45         (2.70)          9.20         (9.80)
                                              --------------------------------------------------------------------------------------
      Payment from affiliate                        --            0.15**            --            --             --            --
         Total from investment operations        (0.04)           2.02            1.22         (2.56)          8.80        (10.50)
                                              --------------------------------------------------------------------------------------

   Less distributions from:
      Net investment income                         --              --              --         (0.13)            --            --
      Realized capital gains                     (3.62)             --           (2.93)           --          (4.20)        (0.10)
      Tax return of capital                         --           (4.13)             --         (4.20)            --         (3.40)
                                              --------------------------------------------------------------------------------------
         Total distributions                     (3.62)          (4.13)          (2.93)        (4.33)         (4.20)        (3.50)
                                              --------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 24.53        $  28.19        $  30.30       $ 32.01       $  38.90       $ 34.30
                                              ======================================================================================

TOTAL RETURN                                     (0.46)%          7.18%           4.09%(1)     (6.82)%        26.88%       (22.04)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)         $34,568        $ 52,795        $ 66,809       $89,996       $114,552       $85,166

   Ratio of expenses to average net
      assets:
      Before fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                  3.00%           2.98%           2.88%(2)      2.66%          2.75%         2.74%
      After fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                  2.89%           2.91%           2.75%(2)      2.66%          2.75%         2.74%
   Ratio of net investment
      income/(loss) to average net assets:
      Before fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                 (1.37)%         (1.57)%         (0.95)%(2)     0.38%         (1.21)%       (1.74)%
      After fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                 (1.26)%         (1.50)%         (0.82)%(2)     0.38%         (1.21)%       (1.74)%
   Portfolio turnover rate                      192.50%         304.10%         224.62%(1)    104.28%        153.30%       111.73%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period.

(1) The amount was calculated based on the average shares outstanding during the period.

(2)   Not annualized.

(3)   Annualized.

                       KELMOORE STRATEGY(R) FUND - CLASS A

      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                                              Ten Months
                                               Year Ended     Year Ended        Ended       Year Ended     Year Ended    Year Ended
                                              December 31,   December 31,    December 31,  February 28,   February 29,  February 28,
                                                  2007          2006            2005*          2005           2004          2003
                                              --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 30.84        $  32.54        $  33.94       $  40.70      $  35.50       $ 49.40
                                              --------------------------------------------------------------------------------------
   Income/(loss) from investment
      operations:
      Net investment income/(loss)               (0.18)          (0.27)          (0.02)          0.45         (0.20)        (0.40)
      Net realized and unrealized
         gain/(loss) on investments               0.35            2.52            1.55          (2.88)         9.60        (10.00)
                                              --------------------------------------------------------------------------------------
      Payment from affiliate                        --            0.18**            --             --            --            --
                                              --------------------------------------------------------------------------------------
         Total from investment                    0.17            2.43            1.53          (2.43)         9.40        (10.40)
                                              --------------------------------------------------------------------------------------

operations

   Less distributions from:
      Net investment income                                         --              --          (0.41)           --            --
      Realized capital gains                     (3.62)             --           (2.93)            --         (4.20)        (0.10)
      Tax return of capital                                      (4.13)             --          (3.92)           --         (3.40)
                                              --------------------------------------------------------------------------------------
         Total distributions                     (3.62)          (4.13)          (2.93)         (4.33)        (4.20)        (3.50)
                                              --------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                 $ 27.39        $  30.84        $  32.54       $  33.94      $  40.70       $ 35.50
                                              ======================================================================================
TOTAL RETURN+                                     0.31%           8.01%           4.80%(1)      (6.16)%       27.70%       (21.31)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)         $33,453        $ 53,757        $ 78,885       $102,021      $116,842       $68,336

   Ratio of expenses to average net
      assets:
      Before fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                  2.25%           2.23%           2.13%(2)       1.91%         2.00%         1.99%
      After fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                  2.14%           2.16%           2.00%(2)       1.91%         2.00%         1.99%
   Ratio of net investment income/(loss)
      to average net assets:
      Before fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                 (0.61)%         (0.80)%         (0.20)%(2)      1.13%        (0.46)%       (0.99)%
      After fee waivers, expense
         reimbursements and including
         recoupment of prior year fee
         waivers                                 (0.50)%         (0.73)%         (0.07)%(2)      1.13%        (0.46)%       (0.99)%
   Portfolio turnover rate                      192.50%         304.10%         224.62%(1)     104.28%       153.30%       111.73%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period

+     Total Return calculation does not reflect sales load

(1)   Not annualized.

(2)   Annualized.

                    KELMOORE STRATEGY(R) EAGLE FUND - CLASS C


      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

                                                                    Ten Months
                                          Year Ended   Year Ended     Ended        Year Ended     Year Ended     Year Ended
                                           December     December    December 31,   February 28,   February 29,   February 28,
                                           31, 2007     31, 2006       2005*           2005           2004           2003
                                          -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  9.67       $ 12.16      $  13.53      $  17.60       $ 15.20         $ 24.30
                                          -----------------------------------------------------------------------------------
   Income/(loss) from investment
      operations:
     Net investment loss                     (0.21)        (0.29)        (0.24)        (0.17)        (0.30)          (0.50)
     Net realized and unrealized
     gain/(loss)  on investments             (0.28)        (0.10)         0.32         (0.26)         5.90           (5.70)
                                          -----------------------------------------------------------------------------------
     Payment from affiliate                     --          0.04**          --            --            --              --
                                          -----------------------------------------------------------------------------------
       Total from investment operations      (0.49)        (0.35)         0.08         (0.43)         5.60           (6.20)
                                          -----------------------------------------------------------------------------------
   Less distributions from:
     Realized capital gains                  (1.98)           --         (1.06)        (0.09)        (3.20)          (0.10)
     Tax return of capital                      --         (2.14)        (0.39)        (3.55)           --           (2.80)
                                          -----------------------------------------------------------------------------------
       Total distributions                   (1.98)        (2.14)        (1.45)        (3.64)        (3.20)          (2.90)
                                          -----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $  7.20       $  9.67      $  12.16      $  13.53       $ 17.60         $ 15.20
                                          ===================================================================================
TOTAL RETURN                                 (6.35)%       (3.00)%        0.82%(1)     (2.08)%       40.39%         (26.12)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)      39,420       $59,744      $ 92,341      $109,197       $75,201         $28,414

   Ratio of expenses to average net
   assets:
      Before fee waivers, expense
        reimbursements and including
        recoupment of prior year fee
        waivers                               2.93%         2.87%         2.76%(2)      2.61%         3.00%           3.12%
      After fee waivers, expense
        reimbursements and including
        recoupment of prior year fee
        waivers                               2.86%         2.81%         2.76%(2)      2.59%         3.00%           3.00%
   Ratio of net investment loss to
   average net assets:
      Before fee waivers, expense
        reimbursements and including
        recoupment of prior year fee
        waivers                              (2.34)%       (2.45)%       (2.20)%(2)    (1.52)%       (2.46)%         (2.71)%
      After fee waivers, expense
        reimbursements and including
        recoupment of prior year fee
        waivers                              (2.27)%       (2.38)%       (2.20)%(2)    (1.50)%       (2.46)%         (2.58)%
   Portfolio turnover rate                  191.35%       199.65%       139.09%(1)     29.90%       152.84%          87.97%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period.

(1)   Not annualized.

(2)   Annualized.

                    KELMOORE STRATEGY(R) EAGLE FUND - CLASS A


      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.

                                                                        Ten Months
                                          Year Ended     Year Ended        Ended       Year Ended     Year Ended     Year Ended
                                          December 31,   December 31,   December 31,   February 28,   February 29,   February28,
                                             2007           2006           2005*          2005            2004          2003
                                          --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 10.58        $ 13.02      $  14.27        $  18.30         $ 15.50       $ 24.70
                                          --------------------------------------------------------------------------------------
   Income/(loss) from investment
   operations:
     Net investment loss                      (0.17)         (0.23)        (0.17)          (0.08)          (0.20)        (0.30)
     Net realized and unrealized
     gain/(loss)  on investments              (0.31)         (0.12)         0.37           (0.31)           6.20         (6.00)
                                          --------------------------------------------------------------------------------------
     Payment from affiliate                      --           0.05**          --              --             --             --
                                          --------------------------------------------------------------------------------------
       Total from investment operations       (0.48)         (0.30)         0.20           (0.39)           6.00         (6.30)
                                          --------------------------------------------------------------------------------------
   Less distributions from:
     Realized capital gains                   (1.98)            --         (1.06)          (0.09)          (3.20)        (0.10)
     Tax return of capital                       --          (2.14)        (0.39)          (3.55)             --         (2.80)
                                          --------------------------------------------------------------------------------------
       Total distributions                    (1.98)         (2.14)        (1.45)          (3.64)          (3.20)        (2.90)
                                          --------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  8.12        $ 10.58      $  13.02        $  14.27         $ 18.30       $ 15.50
                                          ======================================================================================
TOTAL RETURN+                                 (5.66)%        (2.36)%        1.67%(1)       (1.71)%         42.38%       (26.09)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)       46,840        $84,261      $136,899        $163,621         $91,612       $24,235

   Ratio of expenses to average net
    assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee
       waivers                                 2.18%          2.12%         2.00%(2)        1.86%           2.25%         2.37%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee
       waivers                                 2.11%          2.06%         2.00%(2)        1.84%           2.25%         2.25%
   Ratio of net investment loss to
  average net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee
       waivers                                (1.59)%        (1.70)%       (1.45)%(2)      (0.77)%         (1.71)%       (1.96)%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee
       waivers                                (1.52)%        (1.63)%       (1.45)%(2)      (0.75)%         (1.71)%       (1.83)%
   Portfolio turnover rate                   191.35%        199.65%       139.09%(1)       29.90%         152.84%        87.97%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period..

+     Total return calculation does not reflect sales load.

(1)   Not annualized.

(2)   Annualized.

                   KELMOORE STRATEGY(R) LIBERTY FUND - CLASS C

      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                                             Ten Months
                                                 Year Ended    Year Ended       Ended        Year Ended    Year Ended    Year Ended
                                                December 31,   December 31,  December 31,   February 28,  February 29,  February 28,
                                                    2007           2006         2005*           2005          2004          2003
                                                ------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 48.12        $ 49.55      $  53.70       $  60.30      $  53.10      $  75.00
   Income/(loss) from investment
    operations:
Net investment loss                                  (0.55)         (0.64)        (0.46)         (0.30)        (0.70)        (1.10)
     Net realized and unrealized
       gain/(loss)on investments                      1.06           4.84         (0.04)         (0.05)        13.20        (15.20)
                                                ------------------------------------------------------------------------------------
     Payment from affiliate                             --           0.07**          --             --            --            --
                                                ------------------------------------------------------------------------------------
       Total from investment
       operations                                     0.51           4.27         (0.50)         (0.35)        12.50        (16.30)
                                                ------------------------------------------------------------------------------------
Less distributions from:
     Realized capital gains                          (5.13)            --         (2.86)         (3.20)        (5.30)        (3.90)
                                                ------------------------------------------------------------------------------------
     Tax return of capital                              --          (5.70)        (0.79)         (3.05)           --         (1.70)
                                                ------------------------------------------------------------------------------------
      Total distributions                            (5.13)         (5.70)        (3.65)         (6.25)        (5.30)        (5.60)
                                                ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $ 43.50        $ 48.12      $  49.55       $  53.70      $  60.30      $  53.10
                                                ====================================================================================
TOTAL RETURN                                          0.98%          9.13%        (0.91)%(1)     (0.40)%       24.21%       (22.11)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)              15,161       $ 18,601      $ 23,250       $ 28,745      $ 21,832      $ 11,509

   Ratio of expenses to average net
assets:
     Before fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                         3.11%          3.09%         3.00%(2)       3.04%         3.11%         3.30%
     After fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                         3.00%          2.96%         3.00%(2)       3.00%         3.00%         3.00%
   Ratio of net investment loss to
      average net assets:
     Before fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                        (1.20)%        (1.34)%       (0.97)%(2)     (0.65)%       (1.67)%       (2.13)%
     After fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                        (1.09)%        (1.20)%       (0.97)%(2)     (0.61)%       (1.56)%       (1.83)%
   Portfolio turnover rate                          212.79%        195.75%       104.70%2=(1)    98.74%       193.32%       111.37%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period.

+     Total return calculation does not reflect sales load.

(1)   Not annualized

(2)   Annualized.

                   KELMOORE STRATEGY(R) LIBERTY FUND - CLASS A

      The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                                              Ten Months
                                                 Year Ended     Year Ended       Ended       Year Ended    Year Ended    Year Ended
                                                December 31,   December 31,  December 31,   February 28,  February 29,  February 28,
                                                   2007            2006          2005*          2005          2004          2003
                                                ------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  51.01       $  51.84      $  55.67      $   61.80      $  53.90     $   75.60
                                                ------------------------------------------------------------------------------------
   Income/(loss) from investment
   operations:
Net investment income/(loss)                         (0.18)         (0.27)        (0.11)          0.07         (0.30)        (0.60)
     Net realized and unrealized
       gain/(loss)  on investments                    1.08           5.07         (0.07)          0.05         13.50        (15.50)
                                                ------------------------------------------------------------------------------------
     Payment from affiliate                             --           0.07**          --             --            --            --
       Total from investment operations               0.90           4.87         (0.18)          0.12         13.20        (16.10)
                                                ------------------------------------------------------------------------------------
Less distributions from:
     Realized capital gains                          (5.13)            --         (2.86)         (3.20)        (5.30)        (3.90)
                                                ------------------------------------------------------------------------------------
     Tax return of capital                              --          (5.70)        (0.79)         (3.05)           --         (1.70)
                                                ------------------------------------------------------------------------------------
            Total distributions                      (5.13)         (5.70)        (3.65)         (6.25)        (5.30)        (5.60)
                                                ------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $  46.78       $  51.01      $  51.84      $   55.67      $  61.80     $   53.90
                                                ====================================================================================
TOTAL RETURN+                                         1.72%          9.92%        (0.28)%(1)      0.41%        25.19%       (21.65)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)              18,223       $ 24,795      $ 33,381      $  41,444      $ 29,477     $  12,546

   Ratio of expenses to average net
assets:
     Before fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                         2.36%          2.34%         2.25%(2)       2.29%         2.36%         2.55%
     After fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                         2.25%          2.21%         2.25%(2)       2.25%         2.25%         2.25%
   Ratio of net investment income to
    average net assets:
     Before fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                        (0.44)%        (0.59)%       (0.21)%(2)      0.10%        (0.92)%       (1.38)%
     After fee waivers, expense
      reimbursements and including
      recoupment of prior year fee
      waivers                                        (0.33)%        (0.46)%       (0.21)%(2)      0.14%        (0.81)%       (1.08)%
   Portfolio turnover rate                          212.79%        195.75%       104.70%(1)      98.74%       193.32%       111.37%

* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.

** Amount was calculated based on the average shares outstanding during the period .

(1)   Not Annualized.

(2)   Annualized.

    The following notice does not constitute part of and is not incorporated into the prospectus for Kelmoore Strategic Trust

                            Kelmoore Strategic Trust

                        Kelmoore Investment Company, Inc.

                                 PRIVACY NOTICE

OUR COMMITMENT TO YOU

We value the trust of our customers and will continue to recognize the importance of holding your personal financial information as confidential.

We will use information responsibly in order to protect you from fraud, offer
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We will maintain accurate customer information and respond promptly to customer
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information appropriately and to safeguard the confidentiality of such
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We appreciate the opportunity to serve your investment needs. We pledge to follow the policies, safeguards and guidelines as described in this notice, and to protect the confidentiality of your information. Your relationship is very important to us, and we will take great care to honor these commitments to you. Thank you for choosing Kelmoore Investment Company.

This notice applies to individuals and covers information in connection with consumer transactions. In compliance with government regulations, we provide this notice annually.

[Kelmoore logo]   KELMOORE INVESTMENT COMPANY, INC.

                  2465 East Bayshore Road, Suite 300
                  Palo Alto, CA 94303
                  (877) 328-9456
                  WWW.KELMOORE.COM

--------------------------------------------------------------------------------
                                 PRIVACY NOTICE
--------------------------------------------------------------------------------

COMMITTED TO PROTECTING YOUR PRIVACY

Kelmoore Investment Company, Inc. and Kelmoore Strategic Trust are proud of the strong relationships we have built over the years -- relationships based on common goals and mutual trust. In serving you, we are committed to providing you with the investment products and services you need now and in the years ahead, and to protecting your personal information along the way. This privacy notice contains information about how we fulfill this commitment to you.

                                 [Kelmoore logo]

OUR USE OF PERSONAL INFORMATION

We use and share information solely to provide quality investment products and service to our customers. For example, this information enables us to:

o     Serve and administer your accounts with efficiency and accuracy.

o Provide you with comprehensive, high-quality service to meet your investment needs now and in the future.

The sections that follow will describe our information collection and sharing practices, and the safeguards we use to protect your non-public personal information.

WE COLLECT INFORMATION THAT MAY INCLUDE:

o Information that we receive from you personally on applications, forms, or other correspondence, such as your name, address, phone number, social security number, and e-mail address.

o Information about your transactions with us, such as your account holdings and transaction history.

In selected situations, as permitted by law, we may disclose all of the information we collect as described above.

WE CAREFULLY LIMIT INFORMATION SHARING

We do not disclose any non-public information about our customers or former customers, except as permitted by law. The information described above may be shared within Kelmoore Investment Company and with selected non-affiliated third parties. This sharing is carefully limited as described in this section.

We may disclose non-public personal information about you to the following types of third parties:

o Financial service providers that assist us in servicing your accounts, such as securities broker-dealers, the distributor of the Kelmoore Strategic Trust and the transfer agent.

o Non-financial companies, such as service providers that fulfill product information requests.

o Others, such as joint account holders and those with whom you have consented to our sharing your information.

In addition, we may share the information that we collect (as described above) with other companies with whom we have teamed through a joint marketing agreement to provide you with a particular benefit or service. We may also share this information with other companies that perform specific or contracted services on our behalf, as permitted by law.

WE PROTECT NON-PUBLIC PERSONAL INFORMATION ABOUT FORMER CUSTOMERS

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices provided in this notice.

WE HAVE SAFEGUARDS IN PLACE

We have safeguards in place to protect the confidentiality, security and integrity of your non-public personal information. We restrict access to non-public personal information to those who need that information in order to service your account(s).

                              FOR MORE INFORMATION

SHAREHOLDER REPORTS:

      Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

      The SAI contains additional information about each of the Funds. It is incorporated by reference into this prospectus and is, therefore, legally a part of the prospectus.

      For a free copy of the current annual report, semi-annual report, or SAI, or to request other information about the Funds or to make shareholder inquiries, please visit WWW.KELMOORE.COM, write to the address below or call our toll-free number:

      KELMOORE INVESTMENT COMPANY, INC.
      2465 E. BAYSHORE ROAD, SUITE 300
      PALO ALTO, CA 94303
      (877) KELMOORE
      (877) 535-6667

      You can also obtain the Funds' SAI or the Annual and Semi-Annual Reports, as well as other information about the Funds, from the EDGAR Database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. For more information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplication fee, by e-mailing the SEC at PUBLICINFO@SEC.GOV or by writing to:

      Securities and Exchange Commission
      Public Reference Section
      Washington, D.C. 20549-0102

ADMINISTRATOR, TRANSFER AGENT AND  COUNSEL
FUND ACCOUNTING AGENT              Dechert LLP
PFPC Inc.                          4675 MacArthur Court, Suite 1400
760 Moore Road                     Newport Beach, CA 92660-8842
King of Prussia, PA 19406-0903
(877) 328-9456


CUSTODIAN                          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PFPC Trust Company                 KPMG LLP
The Eastwick Center                1601 Market Street
8800 Tinicum Boulevard             Philadelphia, PA 19103-2499
Philadelphia, PA 19153


--------------------------------------------------------------------------------
KELMOORE STRATEGIC TRUST
2465 E. Bayshore Road, Suite 300
Palo Alto, CA 94303
(877) KELMOORE
(877) 535-6667
HTTP://WWW.KELMOORE.COM

The Trust's SEC file no. is 811-9165.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2008


                            KELMOORE STRATEGIC TRUST

                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND

                             Principal Distributor:
                        Kelmoore Investment Company, Inc.
                             2465 East Bayshore Road
                                    Suite 300
                               Palo Alto, CA 94303
                            Toll-free (877) 328-9456


This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 2008, as amended or supplemented from time to time. The Funds' audited financial statements dated December 31, 2007, included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus, annual report and semi-annual report can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the telephone number or address above, or by downloading a copy from WWW.KELMOORE.COM.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           -----
Kelmoore Strategic Trust ...............................................      1

Investment Strategies and Related Risks ................................      1

Other Strategies .......................................................      3

Disclosure of Portfolio Holdings .......................................      4

Investment Restrictions ................................................      5

Management of the Trust ................................................      6

Trustees and Officers ..................................................      6

Investment Adviser .....................................................     11

Other Services .........................................................     15

Purchases, Redemptions and Delivery of Shareholder Documents ...........     20

Valuation ..............................................................     21

Taxes ..................................................................     21

Brokerage ..............................................................     26

Shares of Beneficial Interest ..........................................     27

Financial Statements ...................................................     29

Registration Statement .................................................     29

Appendix A - Proxy Voting Policies and Procedures ......................    A-1

                            KELMOORE STRATEGIC TRUST


Kelmoore Strategic Trust (the "Trust") is a Delaware statutory trust organized on December 1, 1998 as an open-end management investment company. The Trust employs Kelmoore Investment Company, Inc., a registered investment adviser and broker-dealer, as its investment adviser (the "Adviser") and distributor (the "Distributor") to its four series, each of which is non-diversified: the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund (each a "Fund" and collectively the "Funds"). Each Fund offers Class A shares and Class C shares.


Each Fund's fiscal year changed from February 28 to December 31, effective on December 31, 2005.

                     INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus discusses each Fund's investment objective and principal strategy to be employed to attempt to achieve that objective. The following section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Funds can lose money through their stock investments.

OPTIONS ON SECURITIES. The writing and buying of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Adviser to predict future price fluctuations.


Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.


Each Fund receives a premium for each option it writes. The premium received reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account or by having the right to purchase the securities through an immediate conversion of the securities. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the respective Fund's net exposure on its written option position.

To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. Purchasing put options gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration, or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase for options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions, for one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds generally only write options with expiration dates between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the implied (future) volatility of the underlying security, the option period, supply and demand, and interest rates.


Each Fund's overall return, in part, depends on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection. To assist the Adviser in selecting which options to write, the Adviser utilizes an in-house computer program called "OPTRACKER,(R)" which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.


The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits could restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

CONCENTRATION AND LACK OF DIVERSIFICATION. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each Fund's total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Fund's assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolios of each Fund, which may adversely affect the performance of a Fund or subject it to greater price volatility than that experienced by more diversified investment companies.


                                OTHER STRATEGIES


REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with approved banks and broker-dealers. Under a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including accrued interest.

BORROWING. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as permitted by the 1940 Act (not to exceed 33 1/3% of the Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. A Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed is subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. A Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. A Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund, and indirectly its shareholders, bears a pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund's shareholders bear directly. A Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. However, Rule 12d1-1 under the 1940 Act permits each Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objective and policies.

ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

TEMPORARY INVESTMENTS. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances, and repurchase agreements.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.

Under certain market conditions, a Fund's portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if a Fund writes a substantial number of call options and the market prices of the underlying securities rise, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of a security within a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. Although the Funds' annual turnover rate cannot be accurately predicted, it is estimated that this rate will not exceed approximately 300% for the current fiscal year assuming normal market conditions. In volatile markets, the Funds' portfolio turnover rate could exceed 300%. A 100% annual turnover rate occurs if all of a Fund's securities are replaced one time during a one-year period.


High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for a Funds' shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Adviser takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the fiscal year ended December 31, 2007, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund was 192.50%, 191.35% and 212.79%, respectively. For the fiscal year ended December 31, 2006, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund on an annualized basis, was 304.10%, 199.65% and 195.65%, respectively. Due to market factors and other reasons, the Adviser sold certain securities in order to purchase other securities in which advantageous options could be written.


OTHER INVESTMENTS. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders ("Portfolio Holdings Policy"). The Funds and each of their service providers must adhere to the Portfolio Holdings Policy. The Portfolio Holdings Policy is designed to address conflicts of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders.

Information about securities held in the Funds and information about each Fund's portfolio characteristics may only be disclosed by the Adviser as described in the Portfolio Holdings Policy.

The Funds disclose portfolio holdings on a quarterly basis in the Annual Report to Shareholders, Semi-Annual Report to Shareholders, and first and third quarter N-Q filings, which are available at WWW.SEC.GOV and at www.kelmoore.com. In addition, the Funds' equity holdings as of the last day of each month are provided on the Funds' website at WWW.KELMOORE.COM no sooner than one day after the end of that month and will remain posted until subsequent month-end holdings information is posted.

The Funds will satisfy any request for holdings reports by providing the requested holdings report as of the most recent quarter-end, but in no case earlier than the holdings report is posted on the WWW.KELMOORE.COM website. The posting will coincide with the filing of the holdings reports with the U.S. Securities and Exchange Commission (the "SEC"), which usually occurs between 30 and 60 days after quarter-end.

Pursuant to the Portfolio Holdings Policy, the Funds may disclose portfolio holdings information more frequently to service providers to permit those service providers to perform their functions for the Funds. The service providers that receive portfolio holdings information more frequently are: PFPC Trust Company, the Funds' custodian; and PFPC Inc., the Funds' administration and accounting agent and transfer agent and RiskMetrics Group, the Funds' proxy voting agent. The Funds' auditors may also be provided with portfolio holdings information. PFPC Trust Company and PFPC Inc. generally have access to portfolio holdings on an immediate basis. Other service providers may receive portfolio holdings information from time to time when necessary to provide a service to the Funds. Such recipients are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information or distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund before the portfolio holdings become public information.


Disclosure to outside parties other than the service providers will only include information that is contained on the www. Kelmoore.com website, included in reports filed with the SEC, or that is otherwise publicly available.

The Board will review at least annually a list of the service providers and entities that have received portfolio holdings information, the frequency of such disclosures and the business purpose therefore.

Any violation of the policies and procedures must be reported to the Funds' Chief Compliance Officer, who is required to report such violation to the Board if, in the exercise of his or her duties, he or she deems that the violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act. The Chief Compliance Officer is the only individual who may authorize disclosure of a Fund's portfolio securities to entities or persons other than those provided for in the Portfolio Holdings Policy. The Trust currently relies on the contractual and/or legal obligations of the Trust's service providers to maintain confidentiality of portfolio holdings information, and does not independently monitor the use of such information by service providers or their employees.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

                             INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of such Fund's outstanding shares.


1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered part of any industry.

2. A Fund may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

3. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

4. A Fund may not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.


5. A Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.    A Fund may not invest in commodities or commodity futures contracts.


For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the

25% limitation on a SIC by SIC basis.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board at any time without shareholder approval.

1. A Fund may not borrow money, except that a Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 10% of the value of the total assets of a Fund at the time of borrowing, except that the Funds are authorized to borrow money in excess of the 10% limit in order to meet redemption requests. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

2. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which a Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.

5. A Fund may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, a Fund may acquire securities of other registered investment companies if, immediately after such acquisition, the Fund does not own in the aggregate
      (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets. However, Rule 12d1-1 under the 1940 Act permits each Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objective and policies.

Shareholders should understand that all investments involve risks and that there can be no guarantee against loss resulting from an investment in a Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of the investment.


                             MANAGEMENT OF THE TRUST


The Board is responsible for overseeing and monitoring the management of the Trust and the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.

The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                                  TERM OF                                  NUMBER OF
                                OFFICE AND                               PORTFOLIOS IN
    NAME, AGE, ADDRESS AND       LENGTH OF                               FUND COMPLEX     OTHER DIRECTORSHIPS/
         POSITION(S)               TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY    TRUSTEESHIPS HELD BY
          WITH TRUST             SERVED(1)      DURING PAST 5 YEARS         TRUSTEE            TRUSTEE(2)
    ----------------------      ----------   -------------------------   -------------   ---------------------

--------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Jeffrey Ira (53)                  Trustee    Partner and Certified           Three                None
2465 E. Bayshore Road            since May   Public Accountant, C.G.
Suite 300                          1999;     Uhlenberg LLP, a
                                             certified public
Palo Alto, CA 94303              Chairman    accounting firm, from May
Chairman of the Board of           since     1984 to present; and City
Trustees                         November    Councilman, Redwood City,
                                   2005      CA, from November 1997 to
                                             present.

Ignatius J. Panzica (64)         Since May   Self-Employed from              Three                None
2465 E. Bayshore Road              1999      November 1999 to present.
Suite 300
Palo Alto, CA 94303
Trustee

Stephen W. Player, Esq. (66)     Since May   Associate Director of           Three                None
2465 E. Bayshore Road              1999      Planned Giving, Stanford
Suite 300                                    University, from August
Palo Alto, CA 94303                          2000 to present.
Trustee

Kenneth D. Treece (63)           Since May   Chief Executive Officer,        Three                None
2465 E. Bayshore Road              1999      Oh to Be Carefree, LLC, a
Suite 300                                    commercial glass and door
Palo Alto, CA 94303                          company, from March 2004
Trustee                                      to present; and Chief
                                             Executive Officer, SBMC
                                             Corporation, a precision
                                             sheet metal producer,
                                             from June 1997 to
                                             December 2003.

--------------------------------------------------------------------------------------------------------------
                                   EXECUTIVE OFFICERS* WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------
Ralph M. Kelmon (63)               Since     Chief Executive Officer          N/A                 N/A
2465 E. Bayshore Road            February    of Kelmoore Investment
Suite 300                          2008      Company, Inc., from 1992
Palo Alto, CA 94303                          to present.
President

Tamara B. Wendoll (37)           Since May   Senior Executive Vice            N/A                 N/A
2465 E. Bayshore Road              1999      President and Director of
Suite 300                                    Marketing and Operations,
Palo Alto, CA 94303                          Kelmoore Investment
Secretary                                    Company, Inc., from March
Treasurer                                    1999 to present.
Anti-Money Laundering
Officer

Antoine Devine, Esq. (50)          Since     Consultant, March 2006 to        N/A                 N/A
2465 E. Bayshore Road             January    Present; Chief Compliance
Suite 300                          2008      Officer, Kelmoore
Palo Alto, CA 94303                          Investment Company,

                                  TERM OF                                  NUMBER OF
                                OFFICE AND                               PORTFOLIOS IN
    NAME, AGE, ADDRESS AND       LENGTH OF                               FUND COMPLEX     OTHER DIRECTORSHIPS/
         POSITION(S)               TIME       PRINCIPAL OCCUPATION(S)     OVERSEEN BY    TRUSTEESHIPS HELD BY
          WITH TRUST             SERVED(1)      DURING PAST 5 YEARS         TRUSTEE            TRUSTEE(2)
    ----------------------      ----------   -------------------------   -------------   ---------------------
Interim Chief Compliance                     Kelmoore Strategic Trust,
Officer                                      August 2004 to February
                                             2006; Acting General
                                             Counsel, Kelmoore
                                             Investment Company,
                                             December 2003 to August
                                             2004.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee holds office for life, until any mandatory retirement age adopted by the Board or until his/her successor is duly elected and qualified, the Trustee resigns, or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

(2) Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.


COMMITTEES


The Board has a Nominating Committee, comprised of Messrs. Panzica, Treece and Player. The Nominating Committee is responsible for the selection and nomination of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Disinterested Trustees"). During the fiscal year ended December 31, 2007, there were two meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Ira, Panzica, and Treece. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended December 31, 2007, there were five meetings of the Audit Committee.

The Trust has established a Valuation Committee consisting of an officer of the Adviser and any one of the officers of the Trust. In the event only one member of the Valuation Committee is present at a meeting of the Valuation Committee, that member shall notify at least one of the Disinterested Trustees and such persons together shall constitute the Valuation Committee. The Valuation Committee is responsible for fair valuing any investment of the Trust for which market quotations are not readily available. During the fiscal year ended December 31, 2007, there were no meetings of the Valuation Committee.


SECURITIES AND OTHER INTERESTS


The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each Trustee of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2007.

                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY TRUSTEE
                               DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF           WITHIN THE FAMILY OF INVESTMENT
    NAME OF TRUSTEE                            THE TRUST                                             COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

Matthew Kelmon*                 Over $100,000 in Kelmoore Strategy(R) Eagle Fund                    Over $100,000

DISINTERESTED TRUSTEES
----------------------

Jeffrey Ira                                          None.                                              None.

Ignatius J. Panzica                                  None.                                              None.

Stephen W. Player             $10,001-$50,000 in Kelmoore Strategy(R) Eagle Fund                   $10,001-$50,000

Kenneth D. Treece                                    None.                                              None.

* Mr. Kelmon resigned from the Board of Trustees and as an employee of the Adviser on January 28, 2008.

The following table sets forth, for the Disinterested Trustees, the value of securities that the Trustee or their immediate family members owned beneficially or of record as of December 31, 2007 in the Trust's Adviser or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.


                            NAME OF OWNERS AND
                            RELATIONSHIPS TO                                TITLE OF        VALUE OF             PERCENT OF
NAME OF TRUSTEE             TRUSTEE                      COMPANY            CLASS           SECURITIES           CLASS
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------

Jeffrey Ira                     N/A                        N/A               N/A               None                  N/A

Ignatius J. Panzica             N/A                        N/A               N/A               None                  N/A

Stephen W. Player               N/A                        N/A               N/A               None                  N/A

Kenneth D. Treece               N/A                        N/A               N/A               None                  N/A


COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended December 31, 2007. The Trust does not compensate the officers for the services they provide. Each Disinterested Trustee receives an annual retainer of $12,000 per year ($22,000 in the case of the Chairman of the Board and $15,500 in the case of the Chairman of the Audit Committee). The annual retainer is payable in equal installments at the end of each quarter. Additionally, each Disinterested Trustee receives a fee of $1,500 for each meeting of the Board attended and a fee of $1,000 for each committee meeting attended that does not occur on the same day as a meeting of the Board. Each Disinterested Trustee receives reimbursement for certain travel and other out-of-pocket expenses related to attending such meetings. The Trust does not have any retirement, pension or other compensation plan for the Trustees.

                                                            PENSION OR
                                                            RETIREMENT                                   TOTAL COMPENSATION
                                      AGGREGATE          BENEFITS ACCRUED         ESTIMATED ANNUAL         FROM TRUST AND
    NAME OF PERSON                  COMPENSATION         AS PART OF TRUST          BENEFITS UPON            FUND COMPLEX
     AND POSITION                    FROM TRUST              EXPENSES               RETIREMENT             PAID TO TRUSTEES*
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

Matthew Kelmon(1)                        None                  None                    None                       None

                                           PENSION OR                               TOTAL
                                           RETIREMENT                            COMPENSATION
                          AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FROM TRUST AND
    NAME OF PERSON       COMPENSATION   AS PART OF TRUST    BENEFITS UPON        FUND COMPLEX
     AND POSITION         FROM TRUST        EXPENSES          RETIREMENT      PAID TO TRUSTEES*
-----------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                $34,500            None                None             $34,500

Ignatius J. Panzica        $17,500            None                None             $17,500

Stephen W. Player          $21,000            None                None             $21,000

Kenneth D. Treece          $22,000            None                None             $22,000

*The total amount of compensation paid to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.

(1) Mr, Kelmon resigned from the Board of Trustees and as an employee of the Adviser on January 28, 2008.

As of April 7, 2008, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds. As of April 7, 2008, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund.

As of April 7, 2008, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:

THE KELMOORE STRATEGY(R) FUND - CLASS A

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

PERSHING LLC                                                 6.69%
P.O. BOX 2052
JERSEY CITY, NJ 07303-9998

THE KELMOORE STRATEGY(R) FUND - CLASS C

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      8.76%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS A

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

NONE                                                             N/A

THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS C

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      6.50%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS A

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

NONE                                                             N/A

THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS C

SHAREHOLDER                                              PERCENTAGE OWNED
-----------                                              ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                      14.14%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

INVESTMENT ADVISER. The Trust has employed Kelmoore Investment Company, Inc. as its investment adviser for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund pursuant to an investment advisory agreement dated August 14, 2000, as amended (the "Advisory Agreement"). The Adviser, an SEC registered investment adviser organized in 1992, has been managing the Kelmoore Strategy(R) Fund since May 3, 1999, the Kelmoore Strategy(R) Eagle Fund since June 29, 2000 and the Kelmoore Strategy(R) Liberty Fund since December 26, 2000. As of April 1, 2008, the Adviser managed approximately $160 million of assets, consisting of brokerage and advisory accounts, including the assets of the Trust. Ralph M. Kelmon is the Chief Executive Officer and Chairman of the Board of the Adviser. Through his ownership and voting control of more than 20% of the outstanding shares of the Adviser, Mr. Kelmon is considered to control the Adviser.

The Adviser manages each Fund's investments consistent with its investment objective, policies, and limitations. The Adviser also makes recommendations with respect to other aspects and affairs of the Funds. The Adviser also furnishes the Funds with certain administrative services, office space and equipment. For providing these services, the Adviser bears its own expenses. All other expenses incurred in the operation of the Funds are borne by the Funds. The Adviser also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. The Adviser provides certain options and securities brokerage services to the Funds and is compensated separately for such brokerage services. See "Brokerage" below. Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, each Fund is obligated to pay the Adviser a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Adviser has contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses as determined by generally accepted accounting principles and fees and expenses of the Disinterested Trustees) of each Fund through May 1, 2009, so that the total ordinary operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to reimbursement by the applicable Fund within the following three years after such waiver or reimbursement, to the extent such reimbursement by a Fund would not cause its total operating expenses to exceed any current expense limitation. The Adviser has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above.

For the fiscal year ended December 31, 2007, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.

  =============================================================================
                                           GROSS       ADVISORY       NET
                                       ADVISORY FEES     FEES       ADVISORY
              FUND                         EARNED       WAIVED    FEES RECEIVED
  =============================================================================
  KELMOORE STRATEGY(R) FUND*               $876,560       ---        $876,560
  -----------------------------------------------------------------------------
  KELMOORE STRATEGY(R) EAGLE FUND        $1,156,463     $5,366     $1,151,097
  -----------------------------------------------------------------------------
  KELMOORE STRATEGY(R) LIBERTY FUND        $392,867    $42,632       $350,235
  -----------------------------------------------------------------------------
  TOTALS                                 $2,425,890       ---      $2,425,890
  -----------------------------------------------------------------------------

* For the fiscal year ended December 31, 2007, the Adviser recouped $20,072 of previously waived expenses for the Kelmoore Strategy(R) Fund.


For the fiscal year ended December 31, 2006, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.


  ==============================================================================
                                           GROSS       ADVISORY        NET
                                       ADVISORY FEES     FEES       ADVISORY
                FUND                       EARNED       WAIVED    FEES RECEIVED
  ==============================================================================
  KELMOORE STRATEGY(R) FUND              $1,268,403         $0      $1,268,403
  -----------------------------------------------------------------------------
  KELMOORE STRATEGY(R) EAGLE FUND*       $1,851,298         $0      $1,851,298
  -----------------------------------------------------------------------------
  KELMOORE STRATEGY(R) LIBERTY FUND*       $491,167    $45,389        $445,778
  -----------------------------------------------------------------------------
  TOTALS                                 $3,610,868    $45,389      $3,565,479
                                         ==========    =======      ==========
  -----------------------------------------------------------------------------


* For the fiscal year ended December 31, 2006, the Adviser recouped $15,008 and $23,694 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Eagle Fund, respectively.

For the ten-month fiscal period ended December 31, 2005, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.


  ==============================================================================
                                           GROSS       ADVISORY       NET
                                       ADVISORY FEES     FEES        ADVISORY
             FUND                         EARNED        WAIVED    FEES RECEIVED
  ==============================================================================
  KELMOORE STRATEGY(R) FUND              $1,351,506   $174,798      $1,176,708
  ------------------------------------------------------------------------------
  KELMOORE STRATEGY(R) EAGLE FUND*       $2,109,785         $0      $2,109,785
  ------------------------------------------------------------------------------
  KELMOORE STRATEGY(R) LIBERTY FUND*       $550,130         $0        $550,130
  ------------------------------------------------------------------------------
  TOTALS                                 $4,011,421   $174,798      $3,836,623
                                         ==========   ========      ==========
  ------------------------------------------------------------------------------


* For the ten-month fiscal period ended December 31, 2005, the Adviser recouped $21,317 and $30,545 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, respectively.


For the fiscal year ended February 28, 2005, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.

  ==============================================================================
                                          GROSS        ADVISORY       NET
                                       ADVISORY FEES     FEES       ADVISORY
              FUND                        EARNED        WAIVED    FEES RECEIVED
  ==============================================================================
  KELMOORE STRATEGY(R) FUND              $2,247,429     $2,189      $2,245,240
  ------------------------------------------------------------------------------
  KELMOORE STRATEGY(R) EAGLE FUND*       $2,142,441    $45,011      $2,097,430
  ------------------------------------------------------------------------------
  KELMOORE STRATEGY(R) LIBERTY FUND        $610,587    $22,694        $587,893
  ------------------------------------------------------------------------------
  TOTALS                                 $5,000,457    $69,894      $4,930,563
  ------------------------------------------------------------------------------


* For the fiscal year ended February 28, 2005, the Adviser recouped $30,813 and $104,982 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, respectively.


In addition to the fee waivers discussed above, in connection with the reimbursement by Kelmoore of certain brokerage commissions paid by the Funds to Kelmoore, Kelmoore will temporarily waive a portion of Kelmoore's fee under the Advisory Agreement with respect to the Kelmoore Strategy(R), Kelmoore Strategy(R) Eagle, and Kelmoore Strategy(R) Liberty Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. The duration of this waiver will depend primarily on the level of assets in the Funds, and will be discontinued immediately upon satisfaction of the reimbursement. This waiver is not subject to recoupment by Kelmoore. As of December 31, 2007, Kelmoore had fully reimbursed each Fund.

The Advisory Agreement for the Kelmoore Strategy(R) Fund was initially approved by the Board, including a majority of the Disinterested Trustees, on March 22, 1999. The Board approved the same Advisory Agreement for Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The renewal of the Advisory Agreement was most recently approved by the Board on February 20, 2008. The Advisory Agreement, as they apply to each Fund, are for an initial term of two years and continue in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Disinterested Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund, or by the Adviser, upon sixty days' written notice. The Advisory Agreement terminates automatically if assigned.

Pursuant to the Advisory Agreement and subject to the supervision of the Board, the Adviser shall: (1) provide a continuous investment program for each Fund;
(2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in various securities, other investments or cash; and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers, subject to the approval of the Board, and, if required by law, the Fund's shareholders. The day-to-day operations of the Funds are delegated by the Board to the Adviser's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board must determine that each material contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board must also evaluate the quality and cost of these services.

Portfolio Managers - Other Accounts Managed by the Portfolio Managers.

-----------------------------------------------------------------------------------------------------------------
                                                                          Number of Accounts and Total Assets for
                               Number of Other Accounts Managed and       Which Advisory Fee is Performance-
                               Total Assets by Account Type*              Based*
-----------------------------------------------------------------------------------------------------------------
                               Registered   Other Pooled                  Registered   Other Pooled
Name of                        Investment    Investment       Other       Investment    Investment       Other
Portfolio Manager              Companies      Vehicles       Accounts     Companies      Vehicles      Accounts
-----------------              ----------   ------------     --------     ----------   ------------    --------
-----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND
   Ralph Kelmon                     0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------
   Ron Puccinelli                   0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE
   FUND
-----------------------------------------------------------------------------------------------------------------
   Ralph Kelmon                     0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------
   Ron Puccinelli                   0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY
   FUND
-----------------------------------------------------------------------------------------------------------------
   Ralph Kelmon                     0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------
   Ron Puccinelli                   0            0          110 Accts/        0             0              0
                                                           $30 Million
-----------------------------------------------------------------------------------------------------------------

   * This information is provided as of March 31, 2008.

   CONFLICTS OF INTEREST. Ralph Kelmon and Ron Puccinelli are the Funds' portfolio managers and are each primarily responsible for managing the Funds. The Adviser has no other advisory accounts at this time. The side-by-side management of the Funds is very unlikely to raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades because the Funds invest only in highly liquid equities that have a high daily trading volume on national exchanges. In addition, the Funds do not engage in certain trade practices such as cross trading among its Funds; such cross trades would raise conflict of interest issues. The Adviser has developed policies and procedures that are intended to mitigate those conflicts in the event the Adviser were ever to engage in such a trade. The Adviser also has adopted a Code of Ethics that governs personal trading activities of all of the Adviser's employees. Under the Code of Ethics, brokerage and trading in shares of the Funds by any personnel of the Adviser for their own accounts is subject to internal review and pre-approval by the chief compliance officer.

   PORTFOLIO MANAGERS - COMPENSATION. The Adviser's compensation package for its portfolio managers is comprised of a base salary and bonus. The bonus is based upon the overall profitability of the Adviser through its various products. In addition, the portfolio managers are shareholders of the Adviser and benefits from the profits of the firm, if any, based on the individual ownership position.

   The following table represents the dollar range of equity securities held by the portfolio managers in the Funds as of December 31, 2007:

                        Dollar Range of        Dollar Range of          Dollar Range of
                       Equity Securities      Equity Securities        Equity Securities
   Name of Portfolio    in the Kelmoore        in the Kelmoore          in the Kelmoore
       Manager          Strategy(R) Fund   Strategy(R) Eagle Fund   Strategy(R) Liberty Fund
  ------------------------------------------------------------------------------------------
      Ralph Kelmon     $50,001-$100,000       $50,001-$100,000                 None
     Ron Puccinelli          None                 $1-$10,000                   None

   In addition to the base salary and bonus compensation, the Adviser has a number of benefits and deferred compensation programs for all of its employees, including the portfolio managers. The portfolio managers have no benefits or deferred compensation that is tied to their performance as the Funds' portfolio managers.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have adopted a Code of Ethics (the "Code") applicable to their personnel. Part I of the Code ("Part I") was adopted under Rule 17j-1 of the 1940 Act to mitigate the possibility that the Funds will be adversely affected by the personal trading of employees of the Trust, if any, the Adviser and the Distributor. Part I contains policies restricting trading in securities (including securities that may be purchased or held by the Funds' portfolios) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. Part I requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. Under Part I, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Part II of the Code ("Part II") was adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules applicable to the Trust's principal executive and financial officers. The purpose of Part II is to promote honest and ethical conduct, including ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of Part II to an appropriate person or persons identified in Part II; and accountability for adherence to Part II. Any material violation of Part I or
Part II must be reported to the Board. The Board also reviews the administration of the Code on an annual basis.


EXPENSES. In addition to fees paid to the Adviser under the Advisory Agreements, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of Disinterested Trustees (including any independent counsel to the Disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions (including securities and options brokerage commissions paid to the Adviser and clearing and other fee charged by the clearing broker); taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.


PROXY VOTING. The Trust, on behalf of each of the Funds, has adopted the Adviser's proxy voting policies and procedures, which are used to determine how to vote proxies relating to a Fund's portfolio securities. A summary of the Trust's proxy voting policies and procedures may be found in Appendix A to this Statement of Additional Information. Information regarding how a Fund's proxies relating to its portfolio securities were voted during the most recent 12-month period ended June 30th is available without charge on the Trust's website at WWW.KELMOORE.COM, and on the SEC's website at WWW.SEC.GOV.

NAME. The word "Kelmoore" is used by the Trust with the Adviser's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any Fund. If the Adviser ceases to be the investment adviser of the Funds, the Adviser may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES


THE DISTRIBUTOR. The Distributor, Kelmoore Investment Company, Inc., which is registered as a broker-dealer with the SEC, and has its principal offices at 2465 East Bayshore Road, Suite 300, Palo Alto, CA 94303 (the "Distributor"), serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.


The Distributor serves as the principal distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement and who have no direct or indirect financial interest in the Distribution Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days written notice by the Distributor, by the disinterested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Distribution Plan described below.

Shares of the Funds may also be sold by selected broker-dealers that have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds, which are continually offered at net asset value, next determined. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation is calculated as a percentage of Fund shares sold by the firm.


DISTRIBUTION PLAN. The Trust has adopted a distribution plan dated February 18, 2000, as amended, in accordance with Rule 12b-1 under the 1940 Act for the Class A shares of each Fund (the "Class A Plan") and a different distribution plan for the Class C shares of each Fund (the "Class C Plan", collectively with the Class A Plan, the "Plans"). The initial sole shareholder of the Kelmoore Strategy(R) Fund approved the Plans on March 25, 1999. The initial sole shareholder of the Kelmoore Strategy(R) Eagle Fund approved the Plans on June 28, 2000. The initial sole shareholder of the Kelmoore Strategy(R) Liberty Fund approved the Plans on December 26, 2000. The Plans permit the Funds to pay the Distributor for its services related to sales and distribution of shares and provision of ongoing services to Fund shareholders.


Under the Class A Plan, each Fund is required to pay a monthly fee not to exceed 0.25% per annum of the average daily net assets attributable to the Class A shares as reimbursement to the Distributor expenses incurred in connection with the distribution of the Class A Shares, including payments made to dealers or others.

Under the Class C Plan, (a) each Fund is required to pay the Distributor a monthly fee not to exceed 0.75% per annum of the average daily net assets attributable to the Class C shares; and (b) in addition to the amounts described in (a) above, each Fund is required to pay a monthly fee not to exceed 0.25% per annum of the average daily net assets attributable to the Class C shares as reimbursement to the Distributor for expenses incurred in connection with the distribution of the Class C Shares, including payments made to dealers or others.

The fees payable under the Class A Plan and section (a) of the Class C Plan are used to reimburse the Distributor for any expenses primarily intended to result in the sale of each Fund's shares, including, but not limited to payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholder reports to other than existing shareholders of the Funds. Certain distribution and servicing activities that may be financed under the Plans may involve the Funds as a whole, so that fees paid by Class A or Class C shares of any Fund may indirectly support sales and servicing efforts related to another Fund's shares.

The fees payable under section (b) of the Class C Plan, are used to reimburse the Distributor for any expenses for personal service and/or the maintenance of shareholder accounts, including, but not limited to payments made to broker-dealers or other financial institutions and industry professionals for providing administrative support services to the holders of the Funds' shares.

All such expenses covered by the Plans shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed thereafter by the Distributor.

The Distributor on a quarterly basis provides to the Board for their review a written report of the amounts expended and the purposes of the expenditures under the Plans.


The Plans are subject to annual approval by the Board and are terminable at any time, without penalty, by a vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plans were last approved by the Board on February 20, 2008. Pursuant to the Plans, a new Trustee who is a Disinterested Trustee must be nominated by existing Disinterested Trustees. Any change in the Plans that would materially increase the cost of a Plan to the Funds requires shareholder approval. The Trustees and the Disinterested Trustees may approve any other material amendment to the Plans at a meeting called for the purpose of voting on any amendment.


Although there is no obligation for the Funds to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plans, if a Plan is terminated, the Trustees will consider how to treat such expenses. All distribution expenses in excess of the fee rates provided for in the Plans may be carried forward and resubmitted in a subsequent fiscal year provided that:
(1) distribution expenses cannot be carried forward for more than three years following initial submission; and (2) the Disinterested Trustees determine at the time of initial submission that reimbursement is appropriate for the distribution expenses. Distribution expenses will be paid on a first-in, first-out basis.

Because amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Disinterested Trustees have a financial interest in the operation of either Plan.

The Plans were adopted because of their anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Fund's shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, and greater flexibility in achieving investment objectives.


For the fiscal year ended December 31, 2007, the Class A shares of the Kelmoore Strategy(R) Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $109,392 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2007, the Class C shares of the Kelmoore Strategy(R) Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $438,992 for compensation to broker-dealers; and $0 for compensation to sales personnel.

For the fiscal year ended December 31, 2007, the Class A shares of the Kelmoore Strategy(R) Eagle Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $162,172 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2007, the Class C shares of the Kelmoore Strategy(R) Eagle Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $507,775 for compensation to broker-dealers; and $0 for compensation to sales personnel.

For the fiscal year ended December 31, 2007, the Class A shares of the Kelmoore Strategy(R) Liberty Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $54,232 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2007, the Class C shares of the Kelmoore Strategy(R) Liberty Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $175,939 for compensation to broker-dealers; and $0 for compensation to sales personnel.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended December 31, 2007 were $102,615, $167,050 and $97,811 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended December 31, 2007 were $45, $150 and $0 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.


The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended December 31, 2006 were $246,676, $577,656 and $150,949 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended December 31, 2006 were $591, $1,205 and $48 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.


The aggregate dollar amounts of sales charges for Class A shares for the ten-month period ended December 31, 2005 were $420,527, $1,216,707 and $321,516 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the ten-month period ended December 31, 2005 were $42,947, $135,359 and $34,044 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended February 28, 2005 were $1,684,678, $3,550,421 and $924,868 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended February 28, 2005 were $182,299, $363,152 and $97,407 for the

Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.

For the fiscal year ended December 31, 2007, the Distributor received the amounts indicated below with respect to its commissions and other compensation received.

------------------------------------------------------------------------------------------------
                                    NET
                                    UNDERWRITING    COMPENSATION ON
                                    DISCOUNTS AND   REDEMPTIONS AND   BROKER        OTHER
                FUND                COMMISSIONS     REPURCHASES       COMMISSIONS   COMPENSATION
------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND           $11,767         $0                $0            $0
------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND     $21,251         $0                $0            $0
------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND   $12,254         $0                $0            $0
------------------------------------------------------------------------------------------------


TRANSFER AGENT. PFPC Inc. ("PFPC"), located at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Trust. As part of these services, PFPC maintains records pertaining to the sale and redemption of Fund shares and will distribute the Funds' cash dividends to shareholders.

ADMINISTRATIVE SERVICES. PFPC also serves as the administrator for the Trust. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of its records and books, preparation of reports, and assistance with compliance monitoring of its activities.


For the fiscal year ended December 31, 2007, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

-------------------------------------------------------------------------------------
                                        GROSS        ADMINISTRATIVE         NET
                                    ADMINISTRATIVE        FEES        ADMINISTRATIVE
               FUND                  FEES EARNED         WAIVED       FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND              $ 95,455            $0            $ 95,455
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND         125,932             0             125,932
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND        42,810             0              42,810
-------------------------------------------------------------------------------------
TOTALS                                 $264,197            $0            $264,197
-------------------------------------------------------------------------------------


For the fiscal year ended December 31, 2006, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.


-------------------------------------------------------------------------------------
                                         GROSS       ADMINISTRATIVE         NET
                                    ADMINISTRATIVE        FEES        ADMINISTRATIVE
               FUND                   FEES EARNED        WAIVED       FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND              $139,271            $0            $139,271
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND         164,168             0             164,168
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND        69,733             0              69,733
-------------------------------------------------------------------------------------
TOTALS                                 $373,172            $0            $373,172
                                       ========            ==            ========
-------------------------------------------------------------------------------------


For the ten-month fiscal period ended December 31, 2005, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

-------------------------------------------------------------------------------------
                                         GROSS       ADMINISTRATIVE         NET
                                    ADMINISTRATIVE        FEES        ADMINISTRATIVE
                FUND                  FEES EARNED        WAIVED       FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND               $127,945           $0            $127,945
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND          171,594            0             171,594
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND         77,051            0              77,051
-------------------------------------------------------------------------------------
TOTALS                                  $376,590           $0            $376,590
                                        ========           ==            ========
-------------------------------------------------------------------------------------


For the fiscal year ended February 28, 2005, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.


-------------------------------------------------------------------------------------
                                         GROSS       ADMINISTRATIVE         NET
                                    ADMINISTRATIVE        FEES        ADMINISTRATIVE
               FUND                   FEES EARNED        WAIVED        FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND               $187,371           $0            $187,371
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND          182,122            0             182,122
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND         86,059            0              86,059
-------------------------------------------------------------------------------------
TOTALS                                  $455,552           $0            $455,552
                                        ========                         ========
-------------------------------------------------------------------------------------

ACCOUNTING SERVICES. PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Funds' net asset value in accordance with the provisions of each Fund's current Prospectus and prepares for the Funds' approval and use various government reports, tax returns, and proxy materials.

For the fiscal year ended December 31, 2007, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

-------------------------------------------------------------------------------------
                                         GROSS         ACCOUNTING           NET
                                      ACCOUNTING          FEES          ACCOUNTING
                FUND                  FEES EARNED        WAIVED        FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND                $30,000            $0            $30,000
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND           30,000             0             30,000
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND         30,000             0             30,000
-------------------------------------------------------------------------------------
TOTALS                                   $90,000            $0            $90,000
-------------------------------------------------------------------------------------


For the fiscal year ended December 31, 2006, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


-------------------------------------------------------------------------------------
                                        GROSS          ACCOUNTING            NET
                                      ACCOUNTING          FEES          ACCOUNTING
                 FUND                 FEES EARNED        WAIVED        FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND               $ 60,972            $0           $ 60,972
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND           66,454             0             66,454
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND         48,943             0             48,943
-------------------------------------------------------------------------------------
TOTALS                                  $176,369            $0           $176,369
                                        ========            ==           ========
-------------------------------------------------------------------------------------


For the ten-month fiscal period ended December 31, 2005, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

-------------------------------------------------------------------------------------
                                         GROSS         ACCOUNTING           NET
                                      ACCOUNTING          FEES          ACCOUNTING
                  FUND                FEES EARNED        WAIVED       FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND               $ 55,935            $0           $ 55,935
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND           63,534             0             63,534
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND         45,136             0             45,136
-------------------------------------------------------------------------------------
TOTALS                                  $164,605            $0           $164,605
                                        ========            ==           ========
-------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2005, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

-------------------------------------------------------------------------------------
                                         GROSS         ACCOUNTING           NET
                                      ACCOUNTING          FEES          ACCOUNTING
                 FUND                 FEES EARNED        WAIVED       FEES RECEIVED
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND              $ 73,474             $0           $ 73,474
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND          72,424              0             72,424
-------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND        53,212              0             53,212
-------------------------------------------------------------------------------------
TOTALS                                 $199,110             $0           $199,110
                                       ========             ==           ========
-------------------------------------------------------------------------------------

OTHER ADMINISTRATIVE FEES. In addition to the fees discussed above, the Funds may compensate financial intermediaries for administrative and shareholder services provided by such intermediaries with respect to shareholder accounts maintained or serviced by such intermediaries. For the fiscal year ended December 31, 2007, Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund paid $50,662, $63,890 and $38,456, respectively for such services.


CUSTODIAN AND CUSTODY ADMINISTRATOR. PFPC Trust Company, the Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (1) maintains a separate account or accounts in the name of the Funds separate from the accounts of any other customer and from PFPC Trust Company's own accounts, (2) holds and transfers portfolio securities for the account of the Funds, (3) accepts receipts and makes disbursements of money on behalf of the Funds, (4) collects and receives all income and other payments and distributions for the account of the Funds' securities and (5) makes periodic reports to the Trustees concerning the Funds' operations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103-2499, was designated as the independent registered public accounting firm for the Trust. KPMG examines the annual financial statements of the Funds and provides other audit, tax and related services, as approved by the Trust's Audit Committee.


LEGAL COUNSEL. Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660-8842, serves as legal counsel for the Trust and the disinterested Trustees.


          PURCHASES, REDEMPTIONS AND DELIVERY OF SHAREHOLDER DOCUMENTS


REDEMPTIONS IN KIND. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

TELEPHONE INSTRUCTIONS. Neither the Funds nor PFPC will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, PFPC will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. All telephone conversations with PFPC will be recorded.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own $5,000 or more of a Fund's shares, valued at the Fund's current net asset value, and who wish to receive periodic payments from their account(s) may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. Participants in this plan will receive monthly, quarterly, semi-annual, or annual checks in the amount designated. The minimum withdrawal amount is $100. This amount may be changed at any time. Dividends and capital gains distributions on Fund shares in the Systematic Withdrawal Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares owned by the participant. The redemption of shares will result in a gain or loss that is reportable by the participant on its income tax return, if the participant is a taxable entity.


Redemptions required for payments may reduce or use up the participant's investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Systematic Withdrawal Plan payments cannot be considered as yield or income on the investment.


PFPC, as agent for the participant, may charge for services rendered to participants. No such charge is currently assessed, but such a charge may be instituted by PFPC upon written notice to participants. The plan may be terminated at any time without penalty upon written notice by the participants, the Funds, or PFPC.

DELIVERY OF SHAREHOLDER DOCUMENTS: To reduce expenses, we mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

                                    VALUATION

The Funds' securities are valued based on market value or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale or closing price on the Chicago Board Options Exchange ("CBOE"). If there is no last sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

                                      TAXES

Below is a summary of certain material U.S. federal income tax issues concerning the Funds and their investments as well as the purchase, ownership, and disposition of Fund shares. This summary does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS. Each of the Funds is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to qualify as a regulated investment company each year to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, in general, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, as of the end of each fiscal quarter, (1) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in the securities of certain publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes annually in a timely manner at least 90% of its investment company taxable income (which includes, among other items, dividends, interests, and net short-term capital gains) (the "90% distribution requirement"), it will not be required to pay federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) that it distributes to its shareholders.

If a Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company, it will be required to pay federal income tax at the regular corporate rates on all of its income and capital gains regardless of any amounts distributed to its shareholders. In addition, all of its distributions will constitute ordinary income to its shareholders to the extent of the Fund's earnings and profits. (In contrast, as discussed below, if a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, a portion of its dividends properly designated as capital gain dividends may be treated as long-term capital gains by its shareholders.)

The remainder of this summary assumes that each Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement for each taxable year.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

DISTRIBUTIONS. Distributions of investment company taxable income (i.e., net investment income plus net short-term capital gain) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations, may be eligible, subject to certain limitations, for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Funds, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund makes a distribution that is not current or accumulated earnings and profits, such distribution is treated as a "return of capital." Such a distribution is not subject to federal income tax, but does reduce your tax basis in the Fund shares.

DISPOSITIONS. Upon a redemption or sale of shares of the Funds, a shareholder will realize a taxable gain or loss, which will be measured by the difference between the shareholder's adjusted basis in the shares redeemed or sold and the proceeds received from the redemption or sale. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such capital gain or loss will generally be a long-term capital gain or loss if the shareholder held the shares redeemed or sold for more than one year; otherwise, such gain or loss will generally be a short-term capital gain or loss. Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the redemption or sale of such shares. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period will be a long-term loss to the extent of such distribution.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss (or a capital gain in the case of a closing sale transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option. The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain
Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service may not necessarily accept such treatment. If it does not, the status of a Fund as a regulated investment company may be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under a recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES. Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In such an event, the Fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale will be recognized when the property is subsequently disposed of, and its character will depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if the transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day the transaction was closed, if certain conditions are met.

FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consist of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

BACKUP WITHHOLDING. The Funds generally will be required to withhold federal income tax at the current rate of 28% ("backup withholding") from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, if any, provided the correct information is provided to the IRS.

NEW TAX LEGISLATION. Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income or net short-term capital gain that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate that a dividend it pays is derived from such interest income or net short-term capital gain. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. The Funds do not currently intend to follow procedures and make designation with respect to interest or net short-term capital gains. As a result, foreign investors would generally be subject to withholding of U.S. tax on distributions at a rate of 30% (or a lower treaty rate, if applicable).

OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).


                                    BROKERAGE


Kelmoore also is a registered broker-dealer and manages the implementation of the Funds' options trading strategy by monitoring of trading markets throughout the day. Kelmoore executes a substantial portion of each Fund's brokerage transactions, currently primarily in option contracts, in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. The Board approved the use of Kelmoore as a broker because of its securities trading expertise, market monitoring capabilities, risk management skills, and the advantage to the Funds of close coordination of the portfolio management and trading strategies. The Board believes that Kelmoore's extensive knowledge base, options trading experience and its ability to act without delay in executing trades are beneficial to maximizing a Fund's options premiums while mitigating risk of losses. Each Fund's Rule 17e-1 procedures have been adopted by the Board, including a majority of the Disinterested Trustees, based on their determination that the procedures are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to the commissions, fees or other compensation received from other firms who engage in comparable transactions at similar times. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which Kelmoore (or any affiliate) acts as principal, except in accordance with rules promulgated by the SEC.


Each Fund pays Kelmoore brokerage commissions for executing stock and option transactions. Such commissions are separate from, and in addition to, fees paid by the Funds to Kelmoore for providing investment advisory services. Since Kelmoore receives compensation based on the number of shares and/or option contracts traded, as the level of transactions increases, the commissions paid by each Fund to Kelmoore also increases. Accordingly, there is an incentive for Kelmoore to effect as many transactions as possible. The amount of such commissions is substantial because of the Fund's options and securities trading strategy. In addition to serving as portfolio managers for each Fund as discussed above, Ralph Kelmon and Ron Puccinelli are primarily responsible for overseeing and implementing the brokerage services provided by Kelmoore to the Funds.

During the fiscal year ended February 2005, the ten-month fiscal period ended December 31, 2005, the fiscal year ended December 31, 2006, and the fiscal year ended December 31, 2007, each of the Funds paid the following commissions to Kelmoore for brokerage services. Such amounts constituted in excess of 99% of the commissions paid by each Fund:

-----------------------------------------------------------------------------------------------------
                                                                                         Fiscal Year
                           Fiscal Year Ended   *Ten Months Ended   Fiscal Year Ended   Ended December
                             February 2005     December 31, 2005   December 31, 2006      31, 2007
-----------------------------------------------------------------------------------------------------
Strategy(R) Fund           $       3,895,597   $       1,586,403   $         860,007   $      354,624
-----------------------------------------------------------------------------------------------------
Strategy(R) Eagle Fund     $       4,681,899   $       1,997,439   $       1,361,373   $      620,959
-----------------------------------------------------------------------------------------------------
Strategy(R) Liberty Fund   $         480,966   $         266,971   $         209,267   $      158,334
-----------------------------------------------------------------------------------------------------
Totals                     $       9,058,462   $       3,850,813   $       2,430,647   $    1,133,917
-----------------------------------------------------------------------------------------------------

During the above periods, Kelmoore used unaffiliated brokers to execute a small portion of the Funds' brokerage transactions and to clear all of them. Kelmoore paid those brokers $1,220,066, $798,947, $706,815 and $249,636 commissions and fees for their services during the fiscal year ended February 2005, the ten-month fiscal period ended December 31, 2005, the fiscal year ended December 31, 2006, and the fiscal year ended December 31, 2007, respectively.


The development of electronic options trading markets has prompted a general industry-wide decline in options trading commissions and fees. In addition, Kelmoore, acting as a broker, has recently become an electronic access member of the International Securities Exchange ("ISE"), a leading electronic exchange for options, and directly executes a substantial portion of the Funds' brokerage transactions through ISE or other increasingly important market centers accessible to Kelmoore, such as ECNs, third party trading platforms and alternative trading networks. Thus, Kelmoore now is able to execute options transactions directly through market centers at substantially reduced costs to the Funds.

The significant developments described above, together with issues raised in the recently concluded SEC investigation and the separate inquiry by the Independent Trustees of the Funds, have caused Kelmoore and the Funds to conduct an extensive reevaluation of the commissions charged by Kelmoore to the Funds for the execution of options transactions. As a result of this reevaluation, Kelmoore reduced its options commissions substantially in November 2005 and in January 2006. Kelmoore now charges the Funds $0.60 per options contract for transactions placed on ISE. For trades Kelmoore executes on third party trading platforms and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Funds are charged $0.60 per options contract plus the cost imposed by the third party trading platform or alternative trading network (with the total not to exceed $1.00 per contract). Kelmoore charges the Funds $0.03 per share for equity trades Kelmoore executes. For those options transactions where Kelmoore uses a full service unaffiliated broker, the Funds are charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

Kelmoore directs, in its discretion, a certain portion of the Fund's option transactions for execution to unaffiliated broker-dealers, generally when, in Kelmoore's judgment, the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. Kelmoore also uses an unaffiliated broker that is a member of a securities exchange to clear portfolio transactions on behalf of the Fund as such firms receive commissions and/or fees for such services. In effecting the purchase or sale of portfolio securities through unaffiliated brokers, dealers, or members of an exchange, for Kelmoore to seek execution of trades either (1) at the most favorable and competitive rate charged by any broker, dealer or member of an exchange, or (2) at a higher rate charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or Kelmoore by such unaffiliated member, broker or dealer. Such services may include, but are not limited to, information as to the availability and liquidity of options transactions and to securities for purchase or sale and statistical or factual information or opinions pertaining to investments. Kelmoore may use brokerage and research services provided to it by brokers and dealers in providing services to all of its clients.

                          SHARES OF BENEFICIAL INTEREST

There are no conversion rights, nor are there cumulative voting rights, in connection with any shares of the Funds. Each of the Funds' shares has equal voting rights. Each shareholder receives one vote for each share of the Funds owned, and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a class of the Funds is entitled to participate equally in dividends and distributions declared and in the net assets of the Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders are liable for the obligations of the Fund only to the extent of their investment in the Fund.

The authorized capitalization of each of the Funds consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized four series, each currently with two classes of shares issued called Class A and Class C shares. The Board has authority, without necessity of a shareholder vote, to create any number of new series or classes of shares at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders.

When issued for the consideration described in the Prospectus, shares will be fully paid and non-assessable and will be redeemable at net asset value per share, subject to any redemption fees or contingent deferred sales charges. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive its pro rata share of the net assets of the Fund. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.

Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for the purpose of removing a Trustee. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding shares. In addition, the Board has agreed to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Special shareholder meetings may also be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract.

                              FINANCIAL STATEMENTS


REPORTS TO SHAREHOLDERS. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund contained in the Annual Report to Shareholders dated December 31, 2007 are incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.

                             REGISTRATION STATEMENT


This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                                   ----------
                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

The Trust is the legal owner of each Fund's portfolio securities. Accordingly, the Trust's Board, acting on behalf of the Trust and each of its series, has the legal right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted Proxy Voting Policies and Procedures with respect to the voting of proxies relating to portfolio securities held by the Funds.


The policy of the Trust is to delegate the responsibility for voting proxies relating to the portfolio securities held by the Funds to Institutional Shareholder Services, Inc. ("ISS"), a division of the RiskMetrics Group, subject to the Board's continuing oversight. ISS will vote such proxies in accordance with the Proxy Voting Procedures that are available on the Trust's website at www.kelmoore.com, which have been adopted by the Board. The delegation by the Board to ISS of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time by written notice to ISS.


Kelmoore is required to file Form N-PX, with the Funds' complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at (877) KELMOORE, or (877) 535-6667 and on the SEC's website at www.sec.gov.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent.
     o    Fees for non-audit services are excessive.
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse.
     o    Implement or renew a dead-hand or modified dead-hand poison pill.
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares.
     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.
     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.
     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate will be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          o serves as liaison between the chairman and the independent directors;
          o    approves information sent to the board;
          o    approves meeting agendas for the board;
          o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          o    has the authority to call meetings of the independent directors;
          o if requested by major shareholders, ensures that he is available for consultation and direct communication;

     o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
     o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
     o    Two-thirds independent board;
     o    All independent key committees;
     o    Established governance guidelines;
     o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and The company does not have any problematic governance issues.
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carveout for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

     o    The ownership threshold proposed in the resolution;
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the framework:

--------------------------------------------------------------------------------
   METRICS               BASIS OF EVALUATION     WEIGHTING       2ND WEIGHTING
--------------------------------------------------------------------------------
Operational                                                           50%
Performance
--------------------------------------------------------------------------------
5-year Average           Management                33.3%
pre-tax operating        efficiency in
ROIC or ROAA*            deploying assets
--------------------------------------------------------------------------------
5-year Sales             Top-Line                  33.3%
Growth
--------------------------------------------------------------------------------
5-year EBITDA            Core-earnings             33.3%
Growth or
Operating Income
Growth*
--------------------------------------------------------------------------------
Sub Total                                           100%
--------------------------------------------------------------------------------
Stock                                                                 50%
Performance
--------------------------------------------------------------------------------
5-year TSR               Market
--------------------------------------------------------------------------------
Total                                                                100%
--------------------------------------------------------------------------------
*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

     o    Year-to-date performance;
     o    Situational circumstances;
     o    Change in management/board;
     o    Overall governance practices.


STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.


TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


3.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry; management's track record.
     o    Background to the proxy contest.
     o    Qualifications of director nominees (both slates).
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.



SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price.
     o    Fairness opinion.
     o    Financial and strategic benefits.
     o    How the deal was negotiated.
     o    Conflicts of interest.
     o    Other alternatives for the business.
     o    Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Impact on the balance sheet/working capital.
     o    Potential elimination of diseconomies.
     o    Anticipated financial and operating benefits.
     o    Anticipated use of funds.
     o    Value received for the asset.
     o    Fairness opinion.
     o    How the deal was negotiated.
     o    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
     o    Dilution to existing shareholders' position.
     o    Terms of the offer.
     o    Financial issues.

     o    Management's efforts to pursue other alternatives.
     o    Control issues.
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
    o     The reasons for the change.
    o     Any financial or tax benefits.
    o     Regulatory benefits.
    o     Increases in capital structure.
    o     Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model.
     o    Adverse changes in shareholder rights.


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.


Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.


JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
     o Prospects of the combined company, anticipated financial and operating benefits.
     o    Offer price.
     o    Fairness opinion.
     o    How the deal was negotiated.
     o    Changes in corporate governance.
     o    Change in the capital structure.
     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

    o     Tax and regulatory advantages.
    o     Planned use of the sale proceeds.
    o     Valuation of spinoff.
    o     Fairness opinion.
    o     Benefits to the parent company.
    o     Conflicts of interest.
    o     Managerial incentives.
    o     Corporate governance changes.
    o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial adviser to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial adviser.

6.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.


Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.


Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.


Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals by companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders.
     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of shares of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issuance given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair methods of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoffs.

8.       EXECUTIVE AND DIRECTOR COMPENSATION


EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans.
Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY FOR-PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:

     o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    The main source of the pay increase (over half) is equity-based; and
     o    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.
Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
          -    Base salary, bonus, long-term incentives;
          - Accumulative realized and unrealized stock option and restricted stock gains;
          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).
     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
          -    Payment if termination occurs within 12 months: $_____;
          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;
          - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

_______________________
(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

THREE-YEAR BURN RATE/BURN RATE COMMITMENT
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

                              2008 BURN RATE TABLE


                                            RUSSELL 3000                                NON-RUSSELL 3000
--------------------------------------------------------------------------------------------------------------------------
                                                   STANDARD                                 STANDARD
GICS       DESCRIPTION                MEAN         DEVIATION    MEAN+STDEV        MEAN      DEVIATION     MEAN+STDEV
--------------------------------------------------------------------------------------------------------------------------
1010       Energy                     1.71%        1.39%        3.09%             2.12%     2.31%         4.43%
--------------------------------------------------------------------------------------------------------------------------
1510       Materials                  1.16%        0.77%        1.93%             2.23%     2.26%         4.49%
--------------------------------------------------------------------------------------------------------------------------
2010       Capital Goods              1.51%        1.04%        2.55%             2.36%     2.03%         4.39%
--------------------------------------------------------------------------------------------------------------------------
2020       Commercial Services &      2.35%        1.70%        4.05%             2.20%     2.03%         4.23%
           Supplies
--------------------------------------------------------------------------------------------------------------------------
2030       Transportation             1.59%        1.22%        2.80%             2.02%     2.08%         4.10%
--------------------------------------------------------------------------------------------------------------------------
2510       Automobiles & Components   1.89%        1.10%        2.99%             1.73%     2.05%         3.78%
--------------------------------------------------------------------------------------------------------------------------
2520       Consumer Durables &        2.02%        1.31%        3.33%             2.10%     1.94%         4.04%
           Apparel
--------------------------------------------------------------------------------------------------------------------------
2530       Hotels Restaurants &       2.15%        1.18%        3.33%             2.32%     1.93%         4.25%
           Leisure
--------------------------------------------------------------------------------------------------------------------------
2540       Media                      1.92%        1.35%        3.27%             3.33%     2.60%         5.93%
--------------------------------------------------------------------------------------------------------------------------
2550       Retailing                  1.86%        1.04%        2.90%             3.15%     2.65%         5.80%
--------------------------------------------------------------------------------------------------------------------------
3010,      Food & Staples Retailing   1.69%        1.23%        2.92%             1.82%     2.03%         3.85%
3020,
3030
--------------------------------------------------------------------------------------------------------------------------
           Health Care Equipment &
3510       Services                   2.90%        1.67%        4.57%             3.75%     2.65%         6.40%
--------------------------------------------------------------------------------------------------------------------------
3520       Pharmaceuticals &          3.30%        1.66%        4.96%             4.92%     3.77%         8.69%
           Biotechnology
--------------------------------------------------------------------------------------------------------------------------
4010       Banks                      1.27%        0.88%        2.15%             1.07%     1.12%         2.19%
--------------------------------------------------------------------------------------------------------------------------
4020       Diversified Financials     2.45%        2.07%        4.52%             4.41%     5.31%         9.71%
--------------------------------------------------------------------------------------------------------------------------
4030       Insurance                  1.21%        0.93%        2.14%             2.07%     2.28%         4.35%
--------------------------------------------------------------------------------------------------------------------------
4040       Real Estate                1.04%        0.81%        1.85%             0.80%     1.21%         2.02%
--------------------------------------------------------------------------------------------------------------------------
4510       Software & Services        3.81%        2.30%        6.11%             5.46%     3.81%         9.27%
--------------------------------------------------------------------------------------------------------------------------
4520       Technology Hardware &      3.07%        1.74%        4.80%             3.43%     2.40%         5.83%
           Equipment
--------------------------------------------------------------------------------------------------------------------------
4530       Semiconductors &           3.78%        1.81%        5.59%             4.51%     2.30%         6.81%
           Semiconductor Equipment
--------------------------------------------------------------------------------------------------------------------------
5010       Telecommunication          1.57%        1.23%        2.80%             2.69%     2.41%         5.10%
           Services
--------------------------------------------------------------------------------------------------------------------------
5510       Utilities                  0.72%        0.50%        1.22%             0.59%     0.66%         1.25%
--------------------------------------------------------------------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:



--------------------------------------------------------------------------------------------------------------------------
ANNUAL STOCK PRICE VOLATILITY             MULTIPLIER
--------------------------------------------------------------------------------------------------------------------------
54.6% and higher                          1 full-value award will count as 1.5 option shares
--------------------------------------------------------------------------------------------------------------------------
36.1% or higher and less than 54.6%       1 full-value award will count as 2.0 option shares
--------------------------------------------------------------------------------------------------------------------------
24.9% or higher and less than 36.1%       1 full-value award will count as 2.5 option shares
--------------------------------------------------------------------------------------------------------------------------
16.5% or higher and less than 24.9%       1 full-value award will count as 3.0 option shares
--------------------------------------------------------------------------------------------------------------------------
7.9% or higher and less than 16.5%        1 full-value award will count as 3.5 option shares
--------------------------------------------------------------------------------------------------------------------------
Less than 7.9%                            1 full-value award will count as 4.0 option shares
--------------------------------------------------------------------------------------------------------------------------



POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     o    Egregious employment contracts:
          >    Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;
     o    Excessive perks:
          >    Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;
     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
          >    Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
     o    Egregious pension/SERP (supplemental executive retirement plan)
          payouts:
          >    Inclusion of additional years of service not worked that result in significant payouts
          >    Inclusion of performance-based equity awards in the pension calculation;
     o    New CEO with overly generous new hire package:
          >    Excessive "make whole" provisions;
          >    Any of the poor pay practices listed in this policy;
     o    Excessive severance and/or change-in-control provisions:
          >    Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
          >    Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
          >    Change-in-control payouts without loss of job or substantial diminution of job duties (single triggered);
          >    Perquisites for former executives such as car allowances,
               personal use of corporate aircraft, or other inappropriate arrangements;
     o    Poor disclosure practices:
          >    Unclear explanation of how the CEO is involved in the pay setting process;
          >    Retrospective performance targets and methodology not discussed;
          >    Methodology for benchmarking practices and/or peer group not disclosed and explained;

     o    Internal Pay Disparity:
          > Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
     o    Options backdating (covered in a separate policy);
     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
          - The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          - The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          -    The general vesting provisions of option grants; and
          - The distribution of outstanding option grants with respect to the named executive officers;

     o DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o COMPENSATION PRACTICES: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

The following five global principles apply to all markets:

     o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
     o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
     o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
     o Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
     o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:
------------------------

     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
     o Evaluation of peer groups used to set target pay or award opportunities;
     o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:
----------------------

     o    Balance of fixed versus performance-driven pay;
     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:
-----------------------------

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          - Deferred stock payable at the end of a three-year deferral period.
     o    Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.
Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.



EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).


EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backckdated options, or recoupment of option gains on backdated grants;
     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
     o Rationale for the re-pricing--was the stock price decline beyond management's control?
     o    Is this a value-for-value exchange?
     o    Are surrendered stock options added back to the plan reserve?
     o Option vesting--does the new option vest immediately or is there a black-out period?
     o Term of the option--the term should remain the same as that of the replaced option;
     o    Exercise price--should be set at fair market or a premium to market;
     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

     o    Eligibility;
     o    Vesting;
     o    Bid-price;
     o    Term of options;
     o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.



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SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives.

The proposal has the following principles:

     o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
     o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
     o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

     o What aspects of the company's annual and long-term equity incentive programs are performance driven?
     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
     o Can shareholders assess the correlation between pay and performance based on the current disclosure?
     o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

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     o    First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.
     o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

     o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
     o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
     o    An executive may not trade in company stock outside the 10b5-1 Plan.
     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

     o    If the company has adopted a formal recoupment bonus policy; or
     o If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2
     o Compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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SHARE BUYBACK HOLDING PERIODS
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.
Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
          -    Rigorous stock ownership guidelines, or
          - A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
          -    A meaningful retention ratio.
     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


9.       SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products).
     o The availability and feasibility of alternatives to animal testing to ensure product safety.
     o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance.
     o The company's standards are comparable to or better than those of peer firms.
     o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region.
     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness.
     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending.
     o    Whether the company already limits price increases of its products.
     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries.
     o    The extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
     o    The costs and feasibility of labeling and/or phasing out.
     o The nature of the company's business and the proportion of it affected by the proposal.
     o The proportion of company sales in markets requiring labeling or GMO-free products.
     o    The extent that peer companies label or have eliminated GMOs.
     o Competitive benefits, such as expected increases in consumer demand for the company's products.
     o The risks of misleading consumers without federally mandated, standardized labeling.
     o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution.
     o    The extent that peer companies have eliminated GMOs.
     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products.
     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.
     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices.
     o Whether the company has adequately disclosed the financial risks of its subprime business.
     o Whether the company has been subject to violations of lending laws or serious lending controversies.
     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
     o Whether the company complies with all local ordinances and regulations.
     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness.
     o    The risk of any health-related liabilities.

Advertising to youth:
     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations.
     o Whether the company has gone as far as peers in restricting advertising.
     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
     o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
     o    The percentage of the company's business affected.
     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:
     o    The percentage of the company's business affected.
     o    The feasibility of a spinoff.
     o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
     o    Whether there are publicly available environmental impact reports.
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills.
     o    The current status of legislation regarding drilling in ANWR.

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

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES.
     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills.
     o Environmentally conscious practices of peer companies, including endorsement of CERES.
     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
     o    The company's level of disclosure lags that of its competitors.
     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
     o    The nature of the company's business and the percentage affected.
     o    The extent that peer companies are recycling.
     o    The timetable prescribed by the proposal.
     o    The costs and methods of implementation.
     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
     o    The nature of the company's business and the percentage affected.
     o The extent that peer companies are switching from fossil fuels to cleaner sources.
     o    The timetable and specific action prescribed by the proposal.
     o    The costs of implementation.
     o    The company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
     o    The relevance of the issue to be linked to pay.
     o The degree that social performance is already included in the company's pay structure and disclosed.
     o The degree that social performance is used by peer companies in setting pay.
     o Violations or complaints filed against the company relating to the particular social performance measure.

     o Artificial limits sought by the proposal, such as freezing or capping executive pay.
     o    Independence of the compensation committee.
     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
     o The company is in compliance with laws governing corporate political activities.
     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
     o There are serious controversies surrounding the company's China operations.
     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
     o    The nature and amount of company business in that country.
     o    The company's workplace code of conduct.
     o    Proprietary and confidential information involved.
     o    Company compliance with U.S. regulations on investing in the country.
     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent.
     o    Agreements with foreign suppliers to meet certain workplace standards.
     o    Whether company and vendor facilities are monitored and how.
     o    Company participation in fair labor organizations.
     o    Type of business.

     o    Proportion of business conducted overseas.
     o    Countries of operation with known human rights abuses.
     o Whether the company has been recently involved in significant labor and human rights controversies or violations.
     o    Peer company standards and practices.
     o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations.
     o    The company has no recent human rights controversies or violations.
     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
     o Company compliance with or violations of the Fair Employment Act of 1989.
     o Company antidiscrimination policies that already exceed the legal requirements.
     o    The cost and feasibility of adopting all nine principles.
     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles).
     o    The potential for charges of reverse discrimination.
     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted.
     o    The level of the company's investment in Northern Ireland.
     o    The number of company employees in Northern Ireland.
     o    The degree that industry peers have adopted the MacBride Principles.
     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
     o    Whether the company has in the past manufactured landmine components.
     o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
     o    What weapons classifications the proponent views as cluster bombs.
     o Whether the company currently or in the past has manufactured cluster bombs or their components.
     o    The percentage of revenue derived from cluster bomb manufacturing.
     o    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
     o    The information is already publicly available.
     o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
     o The board composition is reasonably inclusive in relation to companies of similar size and business.
     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
     o    The degree of board diversity.
     o    Comparison with peer companies.
     o    Established process for improving board diversity.
     o    Existence of independent nominating committee.
     o    Use of outside search firm.
     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
     o    The company has well-documented equal opportunity programs.
     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity.
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
     o The composition of senior management and the board is fairly inclusive.
     o The company has well-documented programs addressing diversity initiatives and leadership development.
     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity.
     o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
     o Whether the company's EEO policy is already in compliance with federal, state and local laws.
     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees.
     o    The industry norm for including sexual orientation in EEO statements.
     o Existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

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10.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
     o    Board structure.
     o    Director independence and qualifications.
     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences (valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent).
     o Ignore a shareholder proposal that is approved by a majority of shares outstanding.
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
     o    Are interested directors and sit on the audit or nominating committee.
     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Past performance as a closed-end fund.
     o    Market in which the fund invests.
     o    Measures taken by the board to address the discount.
     o    Past shareholder activism, board activity.
     o    Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Past performance relative to its peers.
     o    Market in which fund invests.
     o    Measures taken by the board to address the issues.
     o Past shareholder activism, board activity, and votes on related proposals.
     o    Strategy of the incumbents versus the dissidents.
     o    Independence of directors.
     o    Experience and skills of director candidates.
     o    Governance profile of the company.
     o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Proposed and current fee schedules.
     o    Fund category/investment objective.
     o    Performance benchmarks.
     o    Share price performance compared to peers.
     o    Resulting fees relative to peers.
     o    Assignments (where the adviser undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Stated specific financing purpose.
     o    Possible dilution for common shares.
     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness.
     o    Regulatory developments.
     o    Current and potential returns.
     o    Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o    The fund's target investments.
     o    The reasons given by the fund for the change.
     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Political/economic changes in the target market.
     o    Consolidation in the target market.
     o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    Potential competitiveness.
     o    Current and potential returns.
     o    Risk of concentration.
     o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Strategies employed to salvage the company.
     o    The fund's past performance.
     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
     o    The degree of change implied by the proposal.
     o    The efficiencies that could result.
     o    The state of incorporation.
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series.
     o Removal of shareholder approval requirement for amendments to the new declaration of trust.
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act.

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares.
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements.
     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
     o    Regulations of both states.
     o    Required fundamental policies of both states.
     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISERS WITHOUT SHAREHOLDER
APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisers without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives.
     o    The proposed distributor's reputation and past performance.
     o    The competitiveness of the fund in the industry.
     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
     o    Resulting fee structure.
     o    Performance of both funds.
     o    Continuity of management personnel.
     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER
Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:
     o    Performance of the fund's NAV.
     o    The fund's history of shareholder relations.
     o    The performance of other funds under the adviser's management.

                            KELMOORE STRATEGIC TRUST
                           PART C - OTHER INFORMATION

Item 23.    EXHIBITS:

(a)(1) Certificate of Trust dated December 1, 1998 - Incorporated by reference to the Initial Registration Statement as filed with the SEC on December 21, 1998.

(a)(2) Agreement and Declaration of Trust as amended March 22, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(a)(3) Amendment to Agreement and Declaration of Trust dated February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(a)(4) Amendment to Agreement and Declaration of Trust dated February 20, 2008 - filed herewith.

(b) By-Laws as amended March 22, 1999 - Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(c) Instruments Defining Rights of Security Holders - Agreement & Declaration of Trust as amended February 20, 2008 - filed herewith.

(d)(1) Investment Advisory Agreement dated March 22, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(d)(2) Schedule I of the Investment Advisory Agreement as amended May 8, 2000 - Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(d)(3) Schedule I of the Investment Advisory Agreement as amended August 14, 2000 - Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(d)(4) Investment Advisory Agreement of Kelmoore Strategy(R) Capitol Fund dated May 17, 2006 - filed herewith.

(e)(1) Distribution Agreement dated March 22, 1999, as amended February 20, 2008 - filed herewith.

(f)         Bonus or Profit Sharing Contracts - none.

(g)(1) Custodian Services Agreement dated April 30, 2003 - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(g)(2) Amendment to the Custodian Services Agreement dated April 30, 2003 - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed with the SEC on June 28, 2004.

(g)(3) Amendment dated December 3, 2007 and retroactive to December 1, 2006 to the Custodian Services Agreement dated April 30, 2003 - filed herewith.

(h)(1) Services Agreement dated May 3, 1999 - Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 25, 1999.

(h)(2) Schedule A of the Services Agreement as amended May 8, 2000 - Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(h)(3) Amendment No. 2 to the Services Agreement - Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(h)(4) Amendment dated July 24, 2002 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(h)(5) Amendment dated October 1, 2003 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on June 28, 2004.

(h)(6) Amendment dated January 3, 2005 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. - Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC on April 29, 2005.

(h)(7) Amendment dated December 3, 2007 and retroactive to December 1, 2006 to the Services Agreement dated May 3, 1999 - filed herewith.

(i)(1)      Legal opinion and consent dated April 29, 2008 - filed herewith.

(j)(1)      Consent of KPMG LLP - filed herewith.

(k)         Omitted Financial Statements - not applicable.

(l) Initial Capital Agreements dated March 25, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(m)(1) Rule 12b-1 Plan of Distribution and Service Plan for Class C Shares dated February 18, 2000, as amended February 20, 2008 - filed herewith.

(m)(2) Rule 12b-1 Plan of Distribution for Class A Shares dated February 18, 2000, as amended February 20, 2008 -. filed herewith.

(n)         Rule 18f-3 Plan dated October 24, 1999, as amended February 20, 2008
            - filed herewith.

(o)(1) Powers of Attorney dated November 13, 2000 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on December 26, 2000.

(p) Code of Ethics of the Trust, the Adviser and the Distributor -- Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC on April 30, 2007.

Item 24. Persons Controlled by or under Common Control with Registrant - Not Applicable.

Item 25.    Indemnification.

            The Agreement and Declaration of Trust (Article IV, Section 3) of the Trust provides that, in the event a Trustee, officer, employee or agent of the Trust is sued for his or her activities concerning the Trust, the Trust will indemnify that person to the fullest extent permitted by law except if that person has been found by a court or body before which the proceeding was brought to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

            The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.

Item 26.    Business and Other Connections of the Investment Adviser

            Kelmoore Investment Company, Inc. (the "Adviser"), is primarily engaged in the brokerage and investment advisory business. The Adviser serves as investment adviser to the Funds and the Adviser provides brokerage services to the Funds as described in the Prospectus.

            To the knowledge and belief of the Registrant, none of the Adviser's directors or executive officers, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.

                                                             PRINCIPAL BUSINESS(ES) DURING THE LAST TWO
NAME                   POSITIONS AND OFFICES WITH ADVISER    FISCAL YEARS
Jordan R. Cohen        Director                              Senior Scientist at SRI International
William T. Helman      Director                              Business Consultant/CPA
Ralph M. Kelmon        Chairman of the Board, Chief          --
                       Executive Officer, Chief
                       Investment Officer
Steven R. Menge        Director                              Chief Financial Officer, Board Member, Viable
                                                             Alternatives Corporation; Principal,
                                                             Director, Camelot Properties LLC

Norman H. Moore, Jr.   Executive Vice President and          --
                       Compliance Officer of Brokerage
                       Operations
Frank E. Pare          Director                              President, PF Wealth Management Group, LLC

Tamara Beth Wendoll    Senior Executive Vice President of    Secretary and Treasurer of Kelmoore Strategic
                       Operations and Marketing              Trust

Item 27.    Principal Underwriters

      (a) Kelmoore serves as the distributor of the shares of Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund, each a series of an open-end investment management company, Kelmoore Strategic Trust.

      (b) The following table sets forth information concerning each director and officer of Kelmoore.

Name and Principal         Positions and Offices         Positions and Offices
Business Address*          with Kelmoore                 with Registrant
--------------------   -----------------------------   -----------------------
Ralph M. Kelmon        Chairman of the Board and       President
                       Chief Executive Officer

Michael Romanchak      Director and Senior Executive   None
                       Vice President

Jordan R. Cohen        Director                        None

William T. Helman      Director                        None

Steven R. Menge        Director                        None

Norman H. Moore, Jr.   Executive Vice President        None
                       and Compliance Officer -
                       Broker Dealer Operations

Frank E. Pare          Director                        None

Tamara Beth Wendoll    Senior                          Secretary and Treasurer
                       Executive Vice President of
                       Operations and Marketing

Antoine Devine         Consultant                      Interim Chief Compliance
                                                       Officer

* All addresses are 2465 East Bayshore Road, Suite 300, Palo Alto, CA 94303 unless otherwise indicated.

         (c)      Not applicable.

Item 28.    Location of Accounts and Records.

            The accounts, books, or other documents required to be maintained by
            Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, 2465 East Bayshore Road, Suite 300, Palo Alto, California 94303; by the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, PFPC, 760 Moore Road, King of Prussia, PA 19406-0903; and by the Trust's Custodian, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153.

Item 29.    Management Services. Not Applicable.

Item 30.    Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and State of California on the 29th day of April, 2008.

                                                  KELMOORE STRATEGIC TRUST
                                                  (Registrant)

                                                  /s/ Ralph Kelmon
                                                  ------------------------------
                                                  By: Ralph Kelmon, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of the Kelmoore Strategic Trust has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                 TITLE                                     DATE
/s/ Ralph Kelmon          President                                 April 29, 2008
-----------------------
Ralph Kelmon

/s/ Tamara Wendoll        Treasurer and Chief Financial Officer     April 29, 2008
-----------------------
Tamara Wendoll

/s/ Jeffrey Ira           Trustee and Chairman of the Board         April 29, 2008
-----------------------
Jeffrey Ira

/s/ Kenneth D. Treece     Trustee                                   April 29, 2008
-----------------------
Kenneth D. Treece

/s/ Ignatius J. Panzica   Trustee                                   April 29, 2008
-----------------------
Ignatius J. Panzica

/s/ Stephen W. Player     Trustee                                   April 29, 2008
-----------------------
Stephen W. Player

Exhibit Index

(a)(4)      Amendment to Agreement and Declaration of Trust dated February 20,
            2008.

(d)(4) Investment Advisory Agreement of Kelmoore Strategy(R) Capitol Fund dated May 17, 2006.

(e)(1)      Distribution Agreement dated March 22, 1999, as amended February 20,
            2008.

(g)(3) Amendment dated December 3, 2007 and retroactive to December 1, 2006 to the Custodian Services Agreement.

(h)(7) Amendment dated December 3, 2007 and retroactive to December 1, 2006 to the Services Agreement.

(i)(1)      Legal opinion dated April 29, 2008.

(j)(1)      Consent of KPMG LLP.

(m)(1) Amendment dated February 20, 2008 to the Rule 12b-1 Plan of Distribution and Service Plan for Class C Shares.

(m)(2) Amendment dated February 20, 2008 to the Rule 12b-1 Plan of Distribution and Service Plan for Class A Shares.

(n)         Amendment dated February 20, 2008 to the Rule 18f-3 Plan.